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                                                                   Exhibit 10.42

                            MSW WH ACQUISITION CORP.

             $165,000,000 11 3/4% SENIOR SUBORDINATED NOTES DUE 2010

                               PURCHASE AGREEMENT


                                                                   June 21, 2002
                                                              New York, New York


UBS WARBURG LLC
299 Park Avenue
New York, New York  10171


Ladies and Gentlemen:

        WH Acquisition Corp., a Nevada corporation (the "ISSUER"), Herbalife International, Inc., a Nevada corporation (the "COMPANY"), and the entities listed on the signature page hereto as Guarantors (as defined herein), agree with you as follows:

        1. Issuance of Notes. The Issuer proposes to issue and sell to UBS Warburg LLC (the "INITIAL PURCHASER") $165,000,000 aggregate principal amount of 11 3/4% Senior Subordinated Notes due 2010 (the "ORIGINAL NOTES"). The Original Notes will be issued pursuant to an indenture (the "INDENTURE"), to be dated the Closing Date (as defined herein), by and among the Issuer, the WH Guarantors (as defined herein) and The Bank of New York, as trustee (the "TRUSTEE"). The Original Notes will be initially guaranteed (the "GUARANTEES") by WH Intermediate Holdings Ltd., a Cayman Islands corporation ("HOLDINGS") and each of its wholly owned subsidiaries, WH Luxembourg Holdings SaRL, WH Luxembourg Intermediate Holdings SaRL and WH Luxembourg CM SaRL (collectively with Holdings, the "WH GUARANTORS"), as and to the extent set forth in the Indenture. After the issuance of the Notes and following the consummation of the Merger (as defined herein), the Notes will be guaranteed by the WH Guarantors and each subsidiary of the Company that guarantees the Credit Facilities (as defined herein) (the "HERBALIFE GUARANTORS"), as and to the extent set forth in the Indenture. The WH Guarantors and the Herbalife Guarantors (subject to Section 17 of this Agreement) are sometimes collectively referred to herein as the "GUARANTORS." Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Offering Memorandum (as defined herein).

        The Original Notes will be offered and sold to the Initial Purchaser pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "ACT"). The Issuer, with the assistance of the Company, has prepared a preliminary

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offering memorandum, dated May 24, 2002 (the "PRELIMINARY OFFERING MEMORANDUM"), and a final offering memorandum dated and available for distribution on the date hereof (the "OFFERING MEMORANDUM") relating to the Issuer, the Company the Guarantors and the Original Notes.

        The Initial Purchaser has advised the Issuer and the Company that the Initial Purchaser intends, as soon as it deems practicable after this Purchase Agreement (this "AGREEMENT") has been executed and delivered, to resell (the "EXEMPT RESALES") the Original Notes purchased by the Initial Purchaser under this Agreement in private sales exempt from registration under the Act on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchaser reasonably believes to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBS"), and (ii) other eligible purchasers pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Act; the Persons specified in clauses (i) and (ii) are sometimes collectively referred to herein as the "ELIGIBLE PURCHASERS."

        Upon issuance of the Original Notes and until such time as the same is no longer required under the applicable requirements of the Act, the Original Notes shall bear the legend relating thereto substantially in the form set forth under "Notice to Investors" in the Offering Memorandum.

        Holders (including subsequent transferees) of the Original Notes will have the registration rights set forth in the registration rights agreement, to be dated the Closing Date, substantially in the form attached hereto as Annex A (the "REGISTRATION RIGHTS AGREEMENT"). Pursuant to the Registration Rights Agreement, the Issuer and, after the Merger, the Company will agree to (i) file with the Securities and Exchange Commission (the "COMMISSION") under the circumstances set forth in the Registration Rights Agreement, (a) a registration statement under the Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to a new issue of debt securities (collectively with the Private Exchange Notes (as defined in the Registration Rights Agreement) as the "EXCHANGE NOTES" and, the Exchange Notes are referred to herein, together with the Original Notes, as the "NOTES") to be offered in exchange for the Original Notes (the "EXCHANGE OFFER") and issued under the Indenture or indentures substantially identical to the Indenture and/or (b) under certain circumstances set forth in the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 under the Act (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, the "REGISTRATION STATEMENTS") relating to the resale by certain holders of the Original Notes, and (ii) to use its reasonable best efforts to cause such Registration Statements to be declared effective. This Agreement, the Notes, the Indenture and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "NOTE Documents."

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        As described in the Offering Memorandum under "The Acquisition,"
proceeds from the issuance and sale of the Original Notes, together with available cash of the Company and credit facilities to be entered into by the Company (the "CREDIT Facilities"), will be used to consummate the acquisition of the Company, pursuant to an Agreement and Plan of Merger dated as of April 10, 2002 (the "MERGER AGREEMENT") among the Company, the Issuer and WH Holdings (Cayman Islands) Ltd., a Cayman Islands corporation ("PARENT"), pursuant to which the Issuer will merge with and into the Company (the "MERGER"), and the Company will be the surviving corporation and an indirect wholly owned subsidiary of Parent. The Merger is subject to the approval by majority vote of the Class A shareholders of the Company.

        The net proceeds from the issuance of the Original Notes will be paid in cash directly to The Bank of New York, as securities intermediary (the "SECURITIES INTERMEDIARY"). The Securities Intermediary will invest those proceeds in United States Treasury securities (the "PLEDGED SECURITIES") and will deposit the Pledged Securities into a securities account (the "SECURED PROCEEDS ACCOUNT"). All earnings on the Pledged Securities will accumulate in the Secured Proceeds Account. Under a Security and Control Agreement among the Issuer, the Securities Intermediary and the Trustee (the "SECURITY AGREEMENT") substantially in the form attached as Annex B, the Trustee will have a security interest in the Secured Proceeds Account.

        In the event the Merger has not occurred on or prior to August 31, 2002, the Issuer will be required to redeem (a "MANDATORY REDEMPTION") all of the outstanding Notes, for a price equal to 101% of their principal amount, plus accrued and unpaid interest thereon through the redemption date (the "MANDATORY REDEMPTION PRICE"). Under (i) a Collateral Support and Assignment Agreement between Whitney V, L.P., Whitney Equity Partners V, L.L.C., the Issuer and the Trustee substantially in the form attached hereto as Annex C-1 (the "WHITNEY SUPPORT AGREEMENT") and (ii) a Collateral Support and Assignment Agreement between CCG Investments (BVI) L.P., Golden Gate Capital Management, L.L.C., the Issuer and the Trustee substantially in the form attached hereto as Annex C-2 (the "GOLDEN GATE SUPPORT AGREEMENT," and together with the Whitney Support Agreement, the "SUPPORT AGREEMENTS")), the equity sponsors have agreed to provide, when and if due, the difference between the special Mandatory Redemption Price and the net proceeds of the offering.

        The issuance and sale of the Original Notes (including the Guarantees) and the placement of the net proceeds in the Secured Proceeds Account are referred to as the "TRANSACTIONS."

        2. Agreements to Sell and Purchase. On the basis of the representations, warranties and covenants contained in this Agreement and subject to the terms and conditions contained in this Agreement, the Issuer agrees to issue and sell to the Initial Purchaser and the

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Initial Purchaser agrees to purchase from the Issuer $165,000,000 aggregate principal amount of Original Notes at a purchase price equal to 95.755% of their principal amount.

        3. Delivery and Payment. Delivery of, and payment of the purchase price for, the Original Notes will be made at 9:00 a.m., New York time, on June 27, 2002 (such date and time, the "CLOSING DATE") at the offices of Chadbourne & Parke LLP, 30 Rockefeller Plaza, New York, New York 10112. The Closing Date and the location of delivery of and the form of payment for the Original Notes may be varied by mutual agreement between the Initial Purchaser and the Issuer.

        All of the Original Notes will be delivered by the Issuer to the Initial Purchaser (or as the Initial Purchaser may direct) against payment by the Initial Purchaser of the purchase price therefor by means of transfer of immediately available funds to such account or accounts specified by the Issuer in accordance with its obligations under Section 4(g) hereof on or prior to the Closing Date, or by such means as the parties hereto agree prior to the Closing Date. Delivery of the Original Notes shall be made through the facilities of the Depositary Trust Company ("DTC") unless the Initial Purchaser shall otherwise instruct. The Original Notes shall be evidenced by one or more certificates in global form registered in such names as the Initial Purchaser may request upon at least one business day's notice prior to the Closing Date and having an aggregate principal amount corresponding to the aggregate principal amount of the Original Notes.

        4. Agreements of the Issuer, the Company and the Guarantors. Each of the Issuer, the Company (subject to Section 17 of this Agreement) and the Guarantors severally covenant and agree with the Initial Purchaser as follows:

               (a) To furnish the Initial Purchaser and those persons identified by the Initial Purchaser, without charge, with as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request. Each of the Issuer, the Company and the Guarantors consent to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant to this Agreement, by the Initial Purchaser in connection with Exempt Resales.

               (b) Not to amend or supplement the Offering Memorandum prior to the Closing Date unless the Initial Purchaser has previously been advised of such proposed amendment or supplement at least two business days prior to the proposed use, and shall not have reasonably objected to such amendment or supplement.

               (c) If, prior to the time that the Initial Purchaser has notified the Issuer that it has completed its distribution of the Original Notes, any event shall occur that makes

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        any statement of a material fact in the Offering Memorandum, as then amended or supplemented, untrue or requires the making of any additions to or changes in the Offering Memorandum in order to make the statements in the Offering Memorandum, as then amended or supplemented, in light of the circumstances under which they are made, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with all applicable laws known to the Issuer, the Issuer or the Company shall promptly notify the Initial Purchaser of such event and prepare an appropriate amendment or supplement to the Offering Memorandum so that
        (i) the statements in the Offering Memorandum, as amended or supplemented, in light of the circumstances as of the time of the amendment or supplement will not be misleading and (ii) the Offering Memorandum will comply with applicable law.

               (d) To cooperate with the Initial Purchaser and counsel to the Initial Purchaser in connection with the qualification or registration of the Original Notes under the securities laws of such jurisdictions as the Initial Purchaser may reasonably request and to continue such qualification in effect so long as required for the Exempt Resales. Notwithstanding the foregoing, neither the Issuer nor the Company shall be required to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any such jurisdiction or subject itself to taxation in any such jurisdiction where it is not then so subject.

               (e) To advise the Initial Purchaser promptly and, if requested by the Initial Purchaser, to confirm such advice in writing, of the issuance by any securities commission of any stop order suspending the qualification or exemption from qualification of any of the Original Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any securities commission or other regulatory authority. Each of the Issuer, the Company and the Guarantors shall use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any of the Original Notes under any securities laws, and if at any time any securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any of the Original Notes under any securities laws, each of the Issuer, the Company and the Guarantors shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

               (f) Whether or not the transactions contemplated by this Agreement are consummated, to pay all costs, expenses, fees, disbursements (including reasonable fees, expenses and disbursements of each of the counsel to the Issuer, the Company, the Guarantors and the Initial Purchaser) reasonably incurred and stamp, documentary or similar taxes incident to and in connection with: (i) the preparation, printing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum

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        (including, without limitation, financial statements) and all amendments and supplements thereto, (ii) all expenses (including travel expenses) of the Issuer, the Company and the Initial Purchaser in connection with any meetings with prospective investors in the Original Notes, (iii) the preparation, notarization (if necessary) and delivery of the Note Documents and all other agreements, memoranda, correspondence and documents prepared and delivered in connection with this Agreement and with the Exempt Resales, (iv) the issuance, transfer and delivery of the Original Notes by the Issuer to the Initial Purchaser, (v) (subject to
        Section 4(d)) hereof, the qualification or registration of the Notes for offer and sale under the securities laws of the several states of the United States or provinces of Canada (including, without limitation, the cost of printing and mailing preliminary and final Blue Sky or legal investment memoranda and fees, and disbursements of counsel (including local counsel) to the Initial Purchaser relating thereto up to $20,000),
        (vi) the furnishing of such copies of the Preliminary Offering
        Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with Exempt Resales, (vii) the preparation of certificates for the Notes, (viii) the application for quotation of the Original
        Notes and the Exchange Notes in The PORTAL Market ("PORTAL") of the National Association of Securities Dealers, Inc. ("NASD"), including, but not limited to, all listing fees and expenses, (ix) the approval of the Notes by the DTC for "book-entry" transfer, (x) the rating of the Notes by investment rating agencies, (xi) the fees and expenses of the Trustee and its counsel and (xii) the performance by the Issuer, the Company and the Guarantors of their other obligations under the Note Documents, to which they are a party.

               (g) In the case of the Issuer, to direct the deposit of the net proceeds from the sale of the Original Notes with the Securities Intermediary in accordance with the terms of the Security Agreement;

               (h) In the case of the Issuer, to use the proceeds from the sale of the Original Notes substantially in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

               (i) To do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to use its reasonable best efforts to satisfy all conditions precedent on its part to the delivery of the Original Notes.

               (j) Not to, and not to cause any of its subsidiaries to, sell, offer for sale or solicit offers to buy any security (as defined in the Act) that would be integrated with the sale of the Original Notes in a manner that would require the registration under the Act of the sale of the Original Notes to the Initial Purchaser or any Eligible Purchasers.

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                                      -7-


               (k) Not to, and to use its reasonable best efforts to cause its affiliates (as defined in Rule 144 under the Act) not to, resell any of the Original Notes that have been reacquired by any of them; provided, that, affiliates of the Company may resell any Original Notes that have been acquired by such affiliate so long as such resale (i) is made pursuant to an exemption from the registration requirements of the Act or a transaction registered under the Act and (ii) such Original Notes, when resold by such affiliates do not constitute restricted securities (as defined in Rule 144 of the Act).

               (l) Not to engage, not to allow any of its subsidiaries to engage, and to use its reasonable best efforts to cause its other affiliates and any person acting on their behalf (other than, in any case, the Initial Purchaser and any of their affiliates, as to whom none of the Issuer, the Company or the Guarantors makes any covenant) not to engage, in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with any offer or sale of the Original Notes in the United States prior to the effectiveness of a registration statement with respect to the Notes.

               (m) Not to engage, not to allow any of its subsidiaries to engage, and to use its reasonable best efforts to cause its other affiliates and any person acting on its behalf (other than, in any case, the Initial Purchaser and any of their affiliates, as to whom none of the Issuer, the Company or the Guarantors make any covenant) not to engage, in any directed selling effort with respect to the Original Notes, and to comply with the offering restrictions requirement of Regulation S under the Act. Terms used in this paragraph have the meanings given to them by Regulation S.

               (n) From and after the Closing Date, to provide to the holders of the Notes the information required by the Indenture and, for so long as any of the Notes remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Act and during any period in which the Issuer, and after the Merger, the Company, is not subject to Section 13 or 15(d) of the Exchange Act, to make available upon request the information required by Rule 144A(d)(4) under the Act to (i) any holder of Notes in connection with any sale of such Notes and (ii) any prospective purchaser of such Notes from any such holder designated by the holder. The Issuer (and, after the Merger, the Company) will pay the expenses of printing and distributing such documents.

               (o) To comply with all of its agreements set forth in the Registration Rights Agreement.

               (p) To comply with all of its agreements set forth in the Security Agreement.

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                                      -8-


               (q) To use its best efforts to obtain approval of the Notes by DTC for "book-entry" transfer.

               (r) Prior to the Closing Date, to furnish without charge to the Initial Purchaser, (i) as soon as they have been prepared by the Issuer and the Company, a copy of any regularly prepared internal financial statements of the Issuer, the Company and their subsidiaries for any period subsequent to the period covered by the financial statements appearing in the Offering Memorandum, (ii) all other reports and other communications (financial or otherwise) that the Issuer or the Company mails or otherwise makes available to their security holders and (iii) such other information as the Initial Purchaser shall reasonably request.

               (s) During the period of two years after the Closing Date or, if earlier, until such time as the Original Notes are no longer restricted securities (as defined in Rule 144 under the Act), not to be or become a closed-end investment company required to be registered, but not registered, under the Investment Company Act of 1940, as amended.

               (t) In connection with the offering, until the Initial Purchaser shall have notified the Issuer and the Company of the completion of the resale of the Notes, not to, and not to permit any of their affiliates (as such term is defined in Rule 501(b) of Regulation D under the Act) to, either alone or with one or more other Persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest, and none of the Issuer, the Company, the Guarantors or any of their affiliates will make bids or purchases for the purpose of creating actual or apparent active trading in, or of raising the price of, the Notes.

               (u) To use its reasonable best efforts to effect the inclusion of the Notes in PORTAL.

               5. Representations and Warranties. (a) Each of the Issuer, the Company (subject to Section 17 of this Agreement) and the WH Guarantors hereby severally and not jointly represent and warrant to the Initial Purchaser that, and, after execution of this Agreement by the Herbalife Guarantors upon consummation of the Merger, each of the Herbalife Guarantors (solely with respect to themselves) represent and warrant to the Initial Purchaser that:

                      (i) Each of the Preliminary Offering Memorandum and the
               Offering Memorandum has been prepared for use in connection with the Exempt Resales. The Preliminary Offering Memorandum as of its date, and the Offering Memorandum or any supplement or amendment thereto as of the date of this Agreement and as of the Closing Date do not, and will not, contain any

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                                      -9-


               untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the Issuer, the Company or any Guarantor makes any representation or warranty with respect to information relating to the Initial Purchaser contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum or any supplement or amendment thereto in reliance upon and in conformity with information furnished to the Issuer in writing by or on behalf of the Initial Purchaser expressly for use in the Preliminary Offering Memorandum, the Offering Memorandum or any supplement or amendment thereto. No order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued or, to the knowledge of the Issuer, the Company or the Guarantors, has been threatened.

                      (ii) There are no securities of the Issuer, the Company or any Guarantor that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated interdealer quotation system of the same class as the Notes within the meaning of Rule 144A under the Act.

                      (iii) Upon consummation of the Merger, the Issuer shall
               have an authorized capitalization as set forth under the heading "Capitalization--Pro Form As Adjusted" in the Offering Memorandum. All of the issued and outstanding shares of capital stock or other equity interests of the Issuer have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar right. Attached as Schedule I is a true and complete list of each entity, as of the Closing Date, in which Holdings, the Issuer or the Company has a direct or indirect majority equity or voting interest (all such entities, the "SUBSIDIARIES"), their jurisdictions of incorporation or formation, type of entity and percentage equity ownership by the Issuer. All of the issued and outstanding shares of capital stock or other equity interests of the Subsidiaries referred to in Schedule II (the "SPECIFIED SUBSIDIARIES") have been duly and validly authorized and issued, fully paid and nonassessable, were not issued in violation of any preemptive or similar right and, except as set forth in Schedule II herein, are owned by the Issuer, the Company or another Subsidiary, as appropriate, free and clear of all Liens (as defined in the Indenture), (other than transfer restrictions imposed by the Act, the securities or Blue Sky laws of certain jurisdictions and security interests granted pursuant to the Indenture, the Security Agreement or the

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                                      -10-


               Credit Facilities). Except as set forth in the Offering Memorandum, and except for directors qualifying shares or shares or other securities issued under circumstances similar to those applicable to directors qualifying shares, there are no outstanding options, warrants or other rights to acquire or purchase, or instruments convertible into or exchangeable for, any shares of capital stock of Holdings, the Issuer, the Company or any of the Subsidiaries. No holder of any securities of the Issuer, the Company or any of the Subsidiaries is entitled to have such securities (other than the Notes) registered under any registration statement contemplated by the Registration Rights Agreement.

                      (iv) Each of Holdings, the Issuer, the Company and their
               respective subsidiaries (a) is a corporation, partnership, limited liability company or other entity duly organized and validly existing under the laws of the jurisdiction of its organization; (b) has all requisite power and authority (corporate or otherwise), and has all governmental licenses, authorizations, consents and approvals, necessary to own its property and carry on its business as now being conducted, except if the failure to obtain any such license, authorization, consent and approval could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (as defined below); and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure to be so qualified and in good standing, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. A "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, condition (financial or other), results of operations, performance or properties of the Issuer, the Company, the Guarantors and their respective subsidiaries, taken as a whole.

                      (v) Each of the Issuer, the Company and the Guarantors has
               all requisite power and authority (corporate or otherwise) to execute, deliver, and perform all of its obligations under, the Note Documents to which it is a party and to consummate the transactions contemplated hereby and by the Note Documents to be consummated on its part and, without limitation, the Issuer, and after the Merger, the Company, has all requisite corporate power and authority to issue, sell and deliver, and perform its obligations under, the Notes.

                      (vi) This Agreement has been duly and validly authorized,
               executed and delivered by each of the Issuer, the Company and the Guarantors.

                      (vii) The Indenture has been duly and validly authorized
               by the Issuer and, at the Closing Date, when duly executed and delivered by the Issuer (assuming the due authorization, execution and delivery thereof by the

               Trustee), will be valid and legally binding obligations of the Issuer and, after the Merger, the Company, enforceable against the Issuer and, after the Merger, the Company, in accordance with their terms, except as the enforcement thereof may be subject to
               (x) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and (y) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Indenture, when executed and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

                      (viii) The Indenture has been duly and validly authorized
               by each WH Guarantor and the Guarantees to be endorsed on the Original Notes by each WH Guarantor has been duly and validly authorized by the applicable WH Guarantor; at the Closing Date, when duly executed and delivered by each WH Guarantor (assuming the due authorization, execution and delivery thereof by the Trustee), the Indenture and the Guarantees will be valid and legally binding obligations of each of WH Guarantor, enforceable against each such WH Guarantor, in accordance with their terms, except as the enforcement thereof may be subject to (x) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and (y) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                      (ix) The Original Notes have been duly and validly
               authorized for issuance and sale to the Initial Purchaser by the Issuer, and when issued, authenticated and delivered by the Issuer against payment by the Initial Purchaser in accordance with the terms of this Agreement and the Indenture, the Original Notes will be valid and legally binding obligations of the Issuer and, after the Merger, the Company, entitled to the benefits of the Indenture and enforceable against the Issuer and, after the Merger, the Company in accordance with their terms, except as the enforcement thereof may be subject to (x) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and (y) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Original Notes, when issued, authenticated and delivered, will conform in all material respects to the descriptions thereof in the Offering Memorandum.

                      (x) The Guarantees endorsed on the Original Notes have
               been duly and validly authorized for issuance by each of the Guarantors, and when issued, will be valid and legally binding obligations of the Guarantors, enforceable against the Guarantors, in accordance with their terms, except as the enforcement thereof may be subject to (x) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and (y) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                      (xi) The Exchange Notes have been, or on or before the
               Closing Date will be, duly and validly authorized for issuance by the Issuer, and after the Merger, the Company, and when issued, authenticated and delivered by the Issuer, and after the Merger, the Company, in accordance with the terms of the Registration Rights Agreement, the Exchange Offer and the Indenture, the Exchange Notes will be valid and legally binding obligations of the Issuer and, after the Merger, the Company, entitled to the benefits of the Indenture and enforceable against the Issuer and, after the Merger, the Company, in accordance with their terms, except as the enforcement thereof may be subject to (x) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and (y) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                      (xii) The Guarantees endorsed on the Exchange Notes have
               been, or on or before the Closing Date will be, duly and validly authorized for issuance by each of the Guarantors, and when issued, will be valid and legally binding obligations of the Guarantors, enforceable against the Guarantors, in accordance with their terms, except as the enforcement thereof may be subject to (x) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and (y) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                      (xiii) The Registration Rights Agreement has been duly and validly authorized by the Issuer and the WH Guarantors, and after the Merger, will be duly and validly authorized by the Company and each of the Herbalife Guarantors and, when duly executed and delivered by the Issuer and the WH

               Guarantors, and after the Merger, the Company and each of the Herbalife Guarantors (assuming the due authorization, execution and delivery thereof by the Initial Purchaser), will constitute a valid and legally binding obligation of the Issuer and, after the Merger, the Company and each of the Guarantors, enforceable against the Issuer, and after the Merger, the Company and each of the Guarantors, in accordance with its terms, except that (A) except as the enforcement thereof may be subject to (x) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and (y) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations. The Registration Rights Agreement, when executed and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

                      (xiv) All Taxes (as defined herein), fees and other
               governmental charges that are due and payable on or prior to the Closing Date in connection with the execution, delivery and performance of the Note Documents and the execution, delivery and sale of the Original Notes shall have been paid by or on behalf of the Issuer at or prior to the Closing Date.

                      (xv) None of Holdings, the Issuer, the Company or any
               Subsidiary is (A) in violation of its charter, bylaws or other constitutive documents, (B) in default (or, with notice or lapse of time or both, would be in default) in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note, indenture, mortgage, deed of trust, loan or credit agreement, lease, license, franchise agreement, authorization, permit, certificate or other agreement or instrument to which Holdings, the Issuer, the Company or any Subsidiary is a party or by which any of them is bound or to which any of their assets or properties is subject (collectively, "AGREEMENTS AND INSTRUMENTS"), or (C) except as disclosed in the Offering Memorandum, in violation of any law, statute, rule, regulation, judgment, order or decree of any domestic or foreign court with jurisdiction over any of them or any of their assets or properties or other governmental or regulatory authority, agency or other body, which, in the case of clauses (B) and (C) herein, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default by Holdings, the Issuer, the Company or any Subsidiary under any such document or instrument or result in the imposition of any penalty or the acceleration of any indebtedness, other than penalties, defaults or conditions that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                      (xvi) Assuming the accuracy of the representations and
               warranties of the Initial Purchaser in Section 5(b) of this Agreement, the execution, delivery and performance of the Note Documents and consummation of the Transactions does not and will not violate, conflict with or constitute a breach of any of the terms or provisions of or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of Holdings, the Issuer, the Company or any Specified Subsidiary (other than as created pursuant to the Indenture or the Security Agreement) or an acceleration of any indebtedness of Holdings, the Issuer, the Company, any Subsidiary or Specified Subsidiary, as applicable, pursuant to, (i) the charter, bylaws or other constitutive documents of Holdings, the Issuer, the Company or any Specified Subsidiary, (ii) any of the Agreements and Instruments, except for any such violation, conflict, breach, default or event which would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (iii) assuming compliance with all applicable state securities or "blue sky" laws and assuming qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), any law, statute, rule or regulation applicable to Holdings, the Issuer, the Company or any Subsidiary or their respective assets or properties, or (iv) any judgment, order or decree of any domestic or foreign court or governmental agency or authority having jurisdiction over Holdings, the Issuer, the Company or any Specified Subsidiary or their respective assets or properties, except for any such violation, conflict, breach, default or event which would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect. Assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 5(b) of this Agreement, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency, domestic or foreign, is required to be obtained or made by the Issuer, the Company or any of the Subsidiaries for the execution, delivery and performance by the Issuer, the Company or any of the Subsidiaries of the Note Documents and the consummation of the Transactions, except (w) such as have been or will be obtained or made on or prior to the Closing Date, (x) registration of the Exchange Offer or resale of the Notes under the Act pursuant to the Registration Rights Agreement, (y) qualification of the Indenture under the Trust Indenture Act, in connection with the issuance of the

               Exchange Notes and (z) any state or foreign securities laws or by the regulations of the NASD. No consents or waivers from any other person or entity are required for the execution, delivery and performance of this Agreement or any of the other Note Documents and the consummation of the Transactions, other than such consents and waivers as have been obtained or will be obtained prior to the Closing Date and will be in full force and effect, or such consents or waivers the failure to obtain which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

                      (xvii) Except as set forth in the Offering Memorandum,
               there is (A) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of Holdings, the Issuer, the Company or any Subsidiary threatened or contemplated, to which Holdings, the Issuer, the Company or any Subsidiary is or may be a party or to which the business, assets or property of such Person is or may be subject, (B) no statute, rule, regulation or order that has been enacted, adopted or issued or, to the knowledge of Holdings, the Issuer, the Company or any Subsidiary, that has been proposed by any governmental body or agency, domestic or foreign, (C) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which Holdings, the Issuer, the Company or any Subsidiary is or may be subject, which in the case of clauses (A) through (C), could reasonably be expected, individually or in the aggregate, (1) to have a Material Adverse Effect or (2) to interfere with or adversely affect the consummation of the Transactions. Every request of any securities authority or agency of any jurisdiction for additional information with respect to the Transactions that has been received by Holdings, the Issuer, the Company or any Subsidiary or their counsel prior to the date hereof has been, or will prior to the Closing Date be, complied with in all material respects.

                      (xviii) Except as could not reasonably be expected to have a Material Adverse Effect, no labor disturbance by the employees of Holdings, the Issuer, the Company or any Subsidiary exists or, to the knowledge of the Issuer or the Company, is imminent.

                      (xix) Except as set forth in the Offering Memorandum, each of Holdings, the Issuer, the Company and the Subsidiaries (A) is in compliance with, or not subject to costs or liabilities under, laws, regulations, rules of common law, orders and decrees, as in effect as of the date hereof, and any present judgments and injunctions issued or promulgated thereunder relating to pollution or protection of public and employee health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants applicable to it or its business or operations or ownership or use of its property ("ENVIRONMENTAL LAWS"), other than noncompliance or such costs or liabilities that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and (B) possesses all permits, licenses or other approvals required under applicable Environmental Laws, except where the failure to possess any such permit, license or other approval could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. All currently pending and, to the knowledge of Holdings, the Issuer, the Company and each of the Subsidiaries, threatened proceedings, notices of violation, demands, notices of potential responsibility or liability, suits and existing environmental investigations by any governmental authority relating to Environmental Laws which Holdings, the Issuer the Company or any Subsidiary could reasonably expect to result in a Material Adverse Effect are fully and accurately described in all material respects in the Offering Memorandum. The Company maintains a system of internal environmental management controls sufficient to provide reasonable assurance of compliance in all material respects of its business facilities, real property and operations with requirements of applicable Environmental Laws.

                      (xx) Each of Holdings, the Issuer, the Company and each of the Subsidiaries has (A) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all applicable authorities, all self-regulatory authorities and all courts and other tribunals (each, an "AUTHORIZATION") necessary to engage in the business conducted by it in the manner described in the Offering Memorandum, except where the failure to hold such Authorizations could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, and (B) except as set forth in the Offering Memorandum, no reason to believe that any governmental body or agency, domestic or foreign, is considering limiting, suspending or revoking any such Authorization, except where such limitation, suspension or revocation could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All such Authorizations are valid and in full force and effect and each of Holdings, the Issuer, the Company and each of the Subsidiaries is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect to such Authorizations, except for any invalidity, failure to be in full force and effect or noncompliance with any Authorization that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                      (xxi) The Company and each of the Subsidiaries has good,
               valid and marketable title in fee simple to all items of owned real property, and valid title to all personal property owned by each of them, in each case free and clear of any pledge, lien, encumbrance, security interest or other defect or claim of any third party other than Permitted Liens, except such as do not adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company any of the Subsidiaries to an extent that such effect on value and/or interference could reasonably be expected to have a Material Adverse Effect. Any real property, personal property that is leased and buildings held under lease by the Company and each of the Subsidiaries are held under valid, subsisting and enforceable leases, with such exceptions as do not interfere with the use made or proposed to be made of such property and buildings the Company or the Subsidiaries to the extent such interference could reasonably be expected to have a Material Adverse Effect.

                      (xxii) To the knowledge of Holdings, the Issuer, the
               Company and the Subsidiaries, each of Holdings, the Issuer, the Company and the Subsidiaries own, possess or have the right to employ all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "INTELLECTUAL PROPERTY") necessary to conduct the businesses operated by it as described in the Offering Memorandum, except where the failure to own, possess or have the right to employ such Intellectual Property, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. None of Holdings, the Issuer, the Company or the Subsidiaries has received any notice of infringement of or conflict with (and neither knows of any such infringement or a conflict with) asserted rights of others with respect to any of the foregoing that could reasonably be expected to have a Material Adverse Effect. To the knowledge of Holdings, the Issuer, the Company and the Subsidiaries, the use of the Intellectual Property in connection with the business and operations of Holdings, the Issuer, the Company and the Subsidiaries does not infringe on the rights of any person, except for such infringement as could not reasonably be expected to have a Material Adverse Effect.

                      (xxiii) Except as set forth in the Offering Memorandum,
               all Tax returns required to be filed by Holdings, the Issuer, the Company and each Specified Subsidiary have been filed and all such returns are true, complete, and correct in all material respects, except as could not reasonably be expected to have a

               Material Adverse Effect. Except as set forth in the Offering Memorandum, all Taxes due or claimed to be due from Holdings, the Issuer, the Company and each Specified Subsidiary have been paid, other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which, in the case of both clauses (i) and
               (ii), adequate reserves have been established on the books and records of Holdings, the Issuer, the Company and each Specified Subsidiary in accordance with GAAP. To the knowledge of Holdings, the Issuer, the Company and the Specified Subsidiaries, there are no proposed, material tax assessments against any of Holdings, the Issuer, the Company or the Specified Subsidiaries. The accruals and reserves on the books and records of Holdings, the Issuer, the Company and each Specified Subsidiary, in respect of any material Tax liability for any taxable period not finally determined have been made and established in accordance with GAAP. For purposes of this Agreement, the term "Tax" and "Taxes" shall mean all Federal, state, local, and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto.

                      (xxiv) Except as set forth in the Offering Memorandum,
               none of Holdings, the Issuer, the Company or any Subsidiary has any liability for any prohibited transaction (within the meaning of Section 4975 of the Code) which could have a Material Adverse Effect, accumulated funding deficiency (within the meaning of Section 412 of the Code) or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to Title IV of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which Holdings, the Issuer, the Company or any Subsidiary makes or ever has made a contribution and in which any employee of Holdings, the Issuer, the Company or any Subsidiary is or has ever been a Sponsor. With respect to such plans, there has been no failure by Holdings, the Issuer, the Company or any Subsidiary to comply with any applicable provisions of ERISA, which failure could reasonably be expected to have a Material Adverse Effect.

                      (xxv) None of Holdings, the Issuer, the Company or any
               Subsidiary is an "investment company" or a company "controlled" by an "investment company" incorporated in the United States within the meaning of the Investment Company Act of 1940, as amended; and, after giving effect to the offering and sale of the Notes, none of Holdings, the Issuer, the Company or any Subsidiary will be required to register as an investment company.

                      (xxvi) Each of the Company and its subsidiaries maintains
               a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations;
               (B) transactions are recorded as necessary to permit preparation of their financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for their assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                      (xxvii) Except as set forth in the Offering Memorandum,
               each of Holdings, the Issuer, the Company and the Subsidiaries maintain insurance covering their properties, assets, operations personnel and businesses, and such insurance is of such type and in such amounts in accordance with customary industry practice to protect Holdings, the Issuer, the Company and the Subsidiaries and their businesses.

                      (xxviii) None of Holdings, the Issuer, the Company, the
               Subsidiaries or any of their respective affiliates (as defined in Rule 501(b) of Regulation D under the Act) has (A) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of Issuer or the Company to facilitate the sale or resale of the Original Notes or
               (B) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Original Notes in a manner that would require registration of the Original Notes under the Act or paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Issuer or the Company in a manner that would require registration of the Original Notes under the Act.

                      (xxix) None of Holdings, the Issuer, the Company, the
               Subsidiaries or any of their respective affiliates (as defined in Regulation D under the Act) has, directly or through any agent (other than the Initial Purchaser or any affiliate of the Initial Purchaser, as to which no representation is made), sold, offered for sale, contracted to sell, pledged, solicited offers to buy or otherwise disposed of or negotiated in respect of any security (as defined in the Act) that is currently or will be integrated with the sale of the Original Notes in a manner that would require the registration of the Original Notes under the Act.

                      (xxx) None of Holdings, the Issuer, the Company, the
               Subsidiaries or any of their respective affiliates, or any person acting on its or their behalf (other than any Initial Purchaser, as to whom none of the Issuer and the Company makes any representation), is engaged in any directed selling effort with respect to the Original Notes, and each of them has complied with the offering restrictions requirement of Regulation S under the Act. Terms used in this paragraph have the meaning given to them by Regulation S.

                      (xxxi) No form of general solicitation or general
               advertising (within the meaning of Regulation D under the Act) was used by Holdings, the Issuer, the Company, the Subsidiaries or any of their respective representatives (other than any Initial Purchaser, as to whom none of Holdings, the Issuer, the Company and the Subsidiaries makes any representation) in connection with the offer and sale of any of the Original Notes or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio or displayed on any computer terminal, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. None of Holdings, the Issuer, the Company, the Subsidiaries or any of their respective affiliates has entered into, and none of Holdings, the Issuer, the Company, the Subsidiaries or any of their respective affiliates will enter into, any contractual arrangement with respect to the distribution of the Original Notes except for this Agreement.

                      (xxxii) As of the date of the latest balance sheet
               presented in the Offering Memorandum, neither the Company nor any of its subsidiaries had any material liabilities or obligations, direct or contingent, that were required in accordance with GAAP, to be set forth in the Company's consolidated balance sheet as of such date or in the notes thereto set forth in the Offering Memorandum not so set forth. Since the date of the latest balance sheet presented in the Offering Memorandum, except as set forth or contemplated in the Offering Memorandum, (a) none of the Issuer, the Company or any Subsidiary has (1) incurred any liabilities or obligations, direct or contingent, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (2) entered into any material transaction not in the ordinary course of business, (b) there has not been any event or development in respect of the business or condition (financial or other) of the Issuer, the Company and the Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (c) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock and
               (d) there has not been any material change in the long-term debt of the Company or any of its subsidiaries.

                      (xxxiii) None of Holdings, the Issuer, the Company or any
               of their respective subsidiaries (or any agent thereof acting on their behalf) has taken, and none of them will take, any action that might cause the issuance or sale of the Notes to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, as in effect, or as the same may hereafter be in effect, on the Closing Date.

                      (xxxiv) Deloitte & Touche LLP are independent accountants
               within the meaning of Regulation S-X of the Exchange Act. The historical financial statements and the notes thereto included in the Offering Memorandum present fairly in all material respects the consolidated financial position, income statement, cash flows and changes in stockholder's equity of the Company and its subsidiaries at the respective dates and for the respective periods indicated. All such financial statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods presented (except as disclosed therein). The unaudited pro forma financial statements and the notes thereto included in the Offering Document have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly in all material respects the historical and proposed transactions contemplated by the Offering Memorandum; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements set forth in Regulation S-X under the Act, except that Article 11 of Regulation S-X under the Act does not require the inclusion of pro forma financial statements for the twelve months ended March 31, 2002. The other financial and statistical information and data included in the Offering Memorandum (other than industry and market-related data) are accurately presented in all material respects and prepared on a basis consistent with the financial statements and the books and records of the Company and its subsidiaries.

                      (xxxv) As of the date hereof and as of the Closing Date,
               immediately prior to and immediately following the consummation of the Transactions, each of Holdings, the Issuer and the Company and its subsidiaries (on a consolidated basis) is and will be Solvent. None of Holdings, the Issuer, the Company or the Subsidiaries is contemplating the filing of a petition by it under any bankruptcy or insolvency laws or the liquidating of all or a substantial portion of its property, and none of Holdings, the Issuer, the Company or the Subsidiaries has knowledge of any Person contemplating the filing of any such petition. As used herein, "SOLVENT" shall mean, for any Person on a particular date, after giving effect, in the case of each of the Guarantors, to the limitations contained in each Guarantee, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts and liabilities beyond such Person's ability to pay as such debts and liabilities mature, (d) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute an unreasonably small capital and (e) such Person is able to pay its debts as they become due and payable.

                      (xxxvi) Except as described in the section entitled "Plan
               of Distribution" in the Offering Memorandum, and except for fees and expenses payable in connection with the Merger that are described elsewhere in the Offering Memorandum, there are no contracts, agreements or understandings between Holdings, the Issuer, the Company or any Subsidiary and any other Person other than the Initial Purchaser pursuant to this Agreement that would give rise to a valid claim against Holdings, the Issuer, the Company, any of the Subsidiaries or the Initial Purchaser for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Notes.

                      (xxxvii) The statistical and market-related data and
               forward-looking statements (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) included in the Offering Memorandum are based on or derived from sources that the Issuer and the Company believe to be reliable and represent good faith estimates that are made on the basis of data derived from such sources.

                      (xxxviii) Each certificate signed by any officer of the
               Issuer, the Company or any Guarantor and delivered to the Initial Purchaser or counsel for the Initial Purchaser pursuant to, or in connection with, this Agreement shall be deemed to be a representation and warranty by the Issuer, the Company and the Guarantors to the Initial Purchasers as to the matters covered by such certificate.

                      (xxxix) Each of the Issuer and the WH Guarantors has
               conducted no business prior to the date hereof other than in connection with the transaction contemplated by this Agreement, the Offering Memorandum and the Merger Agreement.

                      (xl) The Security Agreement has been duly authorized by
               the Issuer and, on the Closing Date, will have been duly executed and delivered by the Issuer. When the Security Agreement has been duly executed and delivered, the Security Agreement will be a valid and binding agreement of the Issuer, enforceable against the Issuer in accordance with its terms except as the enforcement thereof may be subject to (x) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and (y) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law). On the Closing Date, the Security Agreement will conform to the description thereof contained in the Offering Memorandum in all material respects.

                      (xli) The provisions of the Security Agreement are
               effective to create, in favor of the Trustee to secure the Obligations (as defined in the Security Agreement), a valid security interest in the Issuer's rights in all Security Entitlements (as defined in the Security Agreement).

                      (xlii) The provisions of the Security Agreement are
               effective to perfect the security interest of the Trustee in the Security Entitlements, assuming that all filings and other actions contemplated by the Security Agreement to perfect such security interest are made and taken.

                Each of the Issuer, the Company and the Guarantors acknowledge that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 8 of this Agreement, counsel to the Issuer and the WH Guarantors, counsel to the Company and the Herbalife Guarantors and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and each of the Issuer, the Company and the Guarantors hereby consent to such reliance.

                Each of the foregoing representations and warranties, as far as each relates to the Company and its Subsidiaries, is made by the Issuer to the best of its knowledge; upon consummation of the Merger and the assumption by the Company of the obligations of the Issuer hereunder, such representations and warranties shall be deemed to have been made by the Company without such knowledge limitation.

                (b) The Initial Purchaser acknowledges that it is purchasing the Original Notes pursuant to a private sale exemption from registration under the Act, and that the Original Notes have not been registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. Persons except pursuant to an exemption from the registration requirements of the Act. The Initial Purchaser represents, warrants and covenants to the Issuer, the Company and the Guarantors that:

                      (i) Neither it, nor any person acting on its behalf, has
               or will solicit offers for, or offer or sell, the Original Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio or displayed on any computer terminal, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising, and it has and will solicit offers for the Original Notes only from, and will offer and sell the Original Notes only to, (A) Persons whom the Initial Purchaser reasonably believes to be QIBs or, if any such Person is buying for one or more institutional accounts for which such Person is acting as fiduciary or agent, only when such Person has represented to the Initial Purchaser, and the Initial Purchaser reasonably believes based on such representation, that each such account is a QIB to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in reliance on the exemption from the registration requirements of the Act pursuant to Rule 144A, or (B) Persons other than U.S. Persons outside the United States in reliance on the exemption from the registration requirements of the Act provided by Regulation S. The Initial Purchaser agrees, with respect to resales made in reliance on Rule 144A of any of the Notes, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Notes have been made in reliance upon the exemption from the registration requirements of the Act provided by Rule 144A.

                      (ii) With respect to offers and sales outside the United
               States, the Initial Purchaser has offered the Original Notes and will offer and sell the Original Notes (1) as part of its distribution at any time and (2) otherwise until 40 days after the later of the commencement of the offering of the Original Notes and the Closing Date, only in accordance with Rule 903 of Regulation S or another exemption from the registration requirements of the Act. Accordingly, neither the Initial Purchaser nor any person acting on its behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Original Notes, and all such persons have complied and will comply with the offering restrictions requirements of Regulation S.

                      The Initial Purchaser agrees that it and each of its
               affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Notes except with the prior written consent of the Issuer or as contemplated by this Agreement.

                Terms used in this Section 5(b)(ii) have the meanings given to them by Regulation S.

                The Initial Purchaser understands that the Issuer, the Company, the Guarantors and, for purposes of the opinions to be delivered to them pursuant to Section 8 hereof, counsel to the Issuer and the WH Guarantors, counsel to the Company and the Herbalife Guarantors and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations, and the Initial Purchaser hereby consents to such reliance.

                6. Indemnification. (a) Each of the Issuer, the WH Guarantors, and after the Merger, the Company and the Herbalife Guarantors, jointly and severally agrees to indemnify and hold harmless the Initial Purchaser, each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, the agents, employees, officers and directors of any Initial Purchaser and the agents, employees, officers and directors of any such controlling person from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including, but not limited, to reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all reasonable amounts paid in settlement of any claim or litigation) (collectively, "LOSSES") to which they or any of them may become subject under the Act, the Exchange Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing indemnity agreement shall not apply any such case to the extent, but only to the extent, that any such Loss arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission relating to the Initial Purchaser made therein in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of the Initial Purchaser expressly for use therein; provided, however, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this section shall not inure to the benefit of the Initial Purchaser if the Initial Purchaser sold the Notes concerned to the Person asserting any such Losses, to the extent that such sale was an initial resale by the Initial Purchaser and any such Losses of the Initial

Purchaser results from the fact that there was not sent or given to such Person, at or prior to the written confirmation of the sale of such Notes to such Person, a copy of the Offering Memorandum (exclusive of any material included therein but not attached thereto) if the Issuer had previously furnished copies thereof to the Initial Purchaser. This indemnity agreement will be in addition to any liability that the Issuer, the WH Guarantors, and after the Merger, the Company and the Herbalife Guarantors, may otherwise have, including, but not limited to, liability under this Agreement.

                (b) The Initial Purchaser agrees to indemnify and hold harmless the Issuer the WH Guarantors, and after the Merger, also the Company and the Herbalife Guarantors and each person, if any, who controls the Issuer, the WH Guarantors, and after the Merger, also the Company and the Herbalife Guarantors, within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each of its respective agents, employees, officers and directors and the agents, employees, officers and directors of any such controlling person from and against any Losses to which they or any of them may become subject under the Act, the Exchange Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission relating to the Initial Purchaser made therein in reliance upon and in conformity with information furnished in writing to the Issuer by or on behalf of such Initial Purchaser expressly for use therein. Each of the Issuer, the Company, the Guarantors and the Initial Purchasers acknowledge that the information described in Section 9 of this Agreement is the only information furnished in writing by the Initial Purchasers to the Issuer expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

                (c) Promptly after receipt by an indemnified party under subsection 6(a) or 6(b) above of notice of the commencement of any action, suit or proceeding (collectively, an "action"), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement of such action (but the failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement of such action, the indemnifying party will be entitled to participate in such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense of such action with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such action, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) the named parties to such action (including any impleaded parties) include such indemnified party and the indemnifying parties (or such indemnifying parties have assumed the defense of such action), and such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from, in addition to, or in conflict with, those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses of counsel shall be borne by the indemnifying parties. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for all indemnified parties in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. An indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent, which consent may not be unreasonably withheld. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by paragraph (a) or (b) of this Section 6, then the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 45 days prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to or an admission of fault, culpability or failure to act on behalf of any indemnified party.

                7. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 of this Agreement is for any reason held to be unavailable from an indemnifying party, or is insufficient to hold harmless a party indemnified under Section 6 of this Agreement, each party that is obligated under Section 6 of this Agreement to indemnify any other party shall contribute to the amount paid or payable by such indemnified party as a result of such aggregate Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer, the Company or the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, from the offering of the Original Notes or (ii) if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Issuer, the Company or the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Issuer, the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the offering of Original Notes (net of discounts and commissions but before deducting expenses) received by the Issuer are to (y) the total discount, commissions and other compensation received by the Initial Purchaser. The relative fault of the Issuer, the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer, the Company or the Guarantors or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission.

                The Issuer, the Company, the Guarantors and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall the Initial Purchaser be required to contribute any amount in excess of the amount by which the total discount, commissions and other compensation applicable to the Original Notes purchased by the Initial Purchaser pursuant to this Agreement exceeds the amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Initial Purchaser, and each person, if any, who controls the Issuer, the Company or the Guarantors within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each director, officer, employee and agent of the Issuer, the Company or the Guarantors shall have the same rights to contribution as the Issuer, the Company or the Guarantors. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
Section 7 or otherwise, except to the extent that it has been prejudiced in any material respect by such failure; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 6 of this Agreement for purposes of indemnification. Anything in this section to the contrary notwithstanding, no party shall be liable for contribution with respect to any action or claim settled without its written consent; provided, however, that such written consent was not unreasonably withheld.

                8. Conditions to the Initial Purchaser's Obligations. The obligations of the Initial Purchaser to purchase and pay for the Original Notes, as provided for in this Agreement, shall be subject to satisfaction of the following conditions prior to or concurrently with such purchase:

               (a) All of the representations and warranties of the Issuer, the Company and each of the Guarantors contained in this Agreement shall be true and correct in all material respects on the date of this Agreement and on the Closing Date (other than any such representations or warranties which are qualified as to materiality, which representations and warranties shall be accurate in all respect on the date hereof and on the Closing Date). The Issuer, the Company and each of the Guarantors shall have in all material respects performed or complied with all of the agreements and covenants contained in this Agreement and required to be performed or complied with by it on or prior to the Closing Date.

               (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchaser on the date of this Agreement or at such later date as the Initial Purchaser may determine. No stop order suspending the qualification or exemption from qualification of the Original Notes in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

               (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency that would, as of the Closing Date, prevent the issuance and sale of the Original Notes or consummation of the Exchange Offer; except as disclosed in the Offering Memorandum, no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Issuer, the Company or the Guarantors, threatened against the Issuer, the Company, the Guarantors or any of their respective subsidiaries before any court or arbitrator or any governmental body, agency or official that could reasonably be expected to have a Material Adverse Effect; and no stop order preventing the use of the Preliminary Offering Memorandum or the

        Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued.

               (d) As of the date of the latest balance sheet presented in the Offering Memorandum, neither the Company nor any of its subsidiaries had any material liabilities or obligations, direct or contingent, that were required in accordance with GAAP, to be set forth in the Company's consolidated balance sheet as of such date or in the notes thereto set forth in the Offering Memorandum not so set forth. Since the date of the latest balance sheet presented in the Offering Memorandum, except as set forth or contemplated in the Offering Memorandum, (a) none of the Issuer, the Company or any Guarantor has (1) incurred any liabilities or obligations, direct or contingent, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (2) entered into any material transaction not in the ordinary course of business, (b) there has not been any event or development in respect of the business or condition (financial or other) of the Issuer, the Company and the Guarantors that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (c) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock and (d) there has not been any material change in the long-term debt of the Company or any of its subsidiaries.

               (e) The Initial Purchaser shall have received certificates from each of the Issuer, the Company and the WH Guarantors, dated the Closing Date, signed by two authorized officers of each of the Issuer, the Company and the WH Guarantors confirming, as of the Closing Date, to its knowledge, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 8.

               (f) The Initial Purchaser shall have received on the Closing Date opinions dated the Closing Date, addressed to the Initial Purchaser, of
        (i) Chadbourne & Parke LLP, special counsel to the Issuer, (ii) Irell & Manella LLP, counsel to the Company, (iii) Hogan & Hartson LLP, special regulatory counsel to the Company, (iv) Frank Morse, general counsel to the Company, (v) Marshall Hill Cassas & di Lipkau, special Nevada counsel to the Issuer, (vi) Schreck Brignone Godfrey, special Nevada counsel to the Company, (vii) Maples and Calder, Special Cayman counsel to Holdings, (viii) Bonn Schmitt Steichen, special Luxembourg counsel to WH Luxembourg Holdings SaRL, WH Luxembourg Intermediate Holdings SaRL and WH Luxembourg CM SaRL, (ix) Chadbourne & Parke LLP, special counsel to Whitney V, L.P. and Whitney Equity Partners V, LLC under the Whitney Support Agreement, (x) Kirkland & Ellis, special counsel to Golden Gate Capital Management, L.L.C. under the Golden Gate Support Agreement and
        (xi) and Harney Westwood & Riegels, special counsel to CCG

        Investments (BVI), L.P., each substantially in the form of Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10 and A-11 attached hereto, with such reasonable assumptions and qualifications satisfactory to the Initial Purchaser.

               (g) The Initial Purchaser shall have received on the Closing Date an opinion dated the Closing Date of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Initial Purchaser.

               (h) On the date hereof, the Initial Purchaser shall have received a "comfort letter" from Deloitte & Touche LLP, independent public accountants for the Company, dated the date of this Agreement, addressed to the Initial Purchaser and in form and substance satisfactory to the Initial Purchaser and counsel to the Initial Purchaser. In addition, the Initial Purchaser shall have received "bring-down comfort letter" from Deloitte & Touche LLP, dated as of the Closing Date, addressed to the Initial Purchaser and in form and substance satisfactory to the Initial Purchaser and counsel to the Initial Purchaser.

               (i) Each of the other Note Documents shall have been executed and delivered and the Initial Purchaser shall have received copies, conformed as executed, thereof.

               (j) The Security Agreement substantially in the form attached hereto as Annex C, shall have been executed and delivered, and the Initial Purchaser shall have received copies, conformed and executed, thereof.

               (k) The Support Agreements shall have been duly executed and delivered , and the Initial Purchaser shall have received copies, conformed and executed, thereof.

               (l) The Issuer shall have deposited, or shall have directed the deposit of, the net proceeds of the offering of the Original Notes with the Securities Intermediary, as contemplated in the Security Agreement (it being understood that this condition shall be deemed satisfied to the extent it occurs simultaneously with the purchase and payment of the Original Notes).

               (m) Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Initial Purchaser, shall have been furnished with such documents as they may reasonably request to enable them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions contained in this Agreement.

               (n) The Notes shall be eligible for trading in The PORTAL Market upon issuance. All agreements set forth in the representation letter of the Issuer to DTC relating to the approval of the Notes by DTC for "book-entry" transfer shall have been complied with.

               (o) The Issuer shall have (i) granted to the Trustee for its benefit and the ratable benefit of the Holders of the Notes a valid, perfected and first priority security interest in the Secured Proceeds Account, the Pledged Securities and related collateral to secure the Issuer's payment and performance of its Obligations, and (ii) executed and delivered the Security Agreement to evidence that security interest. The Initial Purchaser shall have received an original copy thereof, duly executed by the Issuer, the Trustee and the Securities Intermediary.

                If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement to be fulfilled (or waived by the Initial Purchaser), this Agreement may be terminated by the Initial Purchaser on notice to the Issuer and the Company at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party. Notwithstanding any such termination, the provisions of Sections 4(f), 6, 7, 9, 10 and 11(d) shall remain in effect.

                The documents required to be delivered by this Section 8 will be delivered at the office of counsel for the Initial Purchaser on the Closing Date.

                9. Initial Purchaser Information. The Issuer, the Company, the Guarantors and the Initial Purchaser severally acknowledge that the statements with respect to the delivery of the Original Notes to the Initial Purchaser set forth in the third, sixth, seventh, eighth, ninth, eleventh and twelfth paragraph under "Plan of Distribution" in the Preliminary Offering Memorandum and the Offering Memorandum constitute the only information furnished in writing by the Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

                10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements contained in this Agreement, including the agreements contained in Sections 4(f) and 11(d), the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchaser or any controlling person thereof or by or on behalf of the Issuer, the Company, any Guarantor or any controlling person thereof, and shall survive delivery of and payment for the Original Notes to and by the Initial Purchaser. The agreements contained in Sections 4(f), 6, 7, 9 and 11(d) shall survive the termination of this Agreement, including pursuant to Section 11.

                11. Effective Date of Agreement; Termination. (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

                (b) The Initial Purchaser shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Issuer and the Company from the Initial Purchaser, without liability (other than with respect to Sections 6 and 7) on the Initial Purchaser's part to the Issuer, the Company, the Guarantors or any affiliate thereof if, on or after the date hereof there shall have occurred: (i) a failure, refusal or inability to perform by the Issuer, the Company or any Guarantor in any material respect any agreement on its part to be performed under this Agreement when and as required, (ii) a failure by the Issuer, the Company or any Guarantor to fulfill pursuant to
Section 8 any other condition to the obligations of the Initial Purchaser under this Agreement when and as required, (iii) a general moratorium on commercial banking activities is declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States, (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause
(iv) or (v) in the judgment of the Initial Purchaser makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Original Notes on the terms and in the manner contemplated in the Offering Memorandum.

                (c) Any notice of termination pursuant to this Section 11 shall be given at the address specified in Section 12 below by telephone, telex, telephonic facsimile or telegraph, confirmed in writing by letter.

                (d) If this Agreement shall be terminated pursuant to Section 11(b), or if the sale of the Notes provided for in this Agreement is not consummated because of any refusal, inability or failure on the part of the Issuer, the Company or any Guarantor to satisfy any condition to the obligations of the Initial Purchaser set forth in this Agreement to be satisfied on its part or because of any refusal, inability or failure on the part of the Issuer, the Company or any WH Guarantor to perform in any material respect any agreement in this Agreement or comply in any material respect with any provision of this Agreement, the Issuer and the WH Guarantors will reimburse the Initial Purchaser for all of their reasonable out-of-pocket expenses (including, without limitation, the fees and expenses of the Initial Purchaser's counsel) incurred in connection with this Agreement.

                12. Notice. All communications with respect to or under this Agreement, except as may be otherwise specifically provided in this Agreement, shall be in writing and, if sent to the Initial Purchaser, shall be mailed, delivered, or, telegraphed or telecopied and confirmed in writing to UBS Warburg LLC, 299 Park Avenue, New York, New York 10171

(telephone: (212) 821-3000, fax number: 203-719-1075), Attention: Syndicate Department, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 300 South Grand Ave., Los Angeles, California, 90071 (telephone: (213) 687-5000, fax:
(213) 687-5600), Attention: Nicholas P. Saggese, Esq.; and if sent to the Issuer or the WH Guarantors, shall be mailed, delivered or, telegraphed or telecopied and confirmed in writing to WH Acquisition Corp., c/o Whitney & Co, LLC, 177 Broad Street, Stamford, Connecticut 06901 (telephone: (203) 973-4100, fax: (203) 973-1422), Attention: Mr. James Fordyce with a copy to Chadbourne and Parke, LLP, 30 Rockefeller Plaza, New York, New York, 10025, Attention: Bruce Rader, Esq.; and if to the Company, shall be mailed, delivered or telegraphed or telecopied and confirmed in writing to Herbalife International, Inc., 1800 Century Park East, Los Angeles, California 90067 (telephone: (310) 410-9600, fax: (310) 216-7255), Attention: General Counsel, with a copy to Irell & Manella LLP, 1800 Avenue of the Stars, suite 900, Los Angeles, California 90067 (telephone: (310) 277-1010, fax: (310) 203-7199), Attention: Anthony Iler, Esq.

                All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged by telecopier machine, if telecopied; and one business day after being timely delivered to a next-day air courier.

                13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchaser, the Issuer, the Company, the Guarantors and the controlling persons and agents referred to in Sections 6 and 7 above, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Notes from the Initial Purchaser.

                14. Construction. This Agreement shall be construed in accordance with the internal laws of the State of New York including, without limitation, Sections 5-1401 and 5-1402 of the New York General Obligations Law and New York Civil Practice Laws and Rules 327(b) (without giving effect to any provisions thereof relating to conflicts of law).

                15. Captions. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

                16. Counterparts. This Agreement may be executed in various counterparts that together shall constitute one and the same instrument.

                17. Guarantor Execution. The Company shall cause each of the Herbalife Guarantors in existence at the time of the closing of the Merger to
(i) execute and deliver a joinder to this Agreement substantially in the form of Exhibit B attached hereto, and (ii) execute and deliver the Registration Rights Agreement and supplemental indenture to the Indenture, concurrently with the closing of the Merger and the consummation of the Related Financing Transactions (as defined in the Offering Memorandum) and the Herbalife Guarantors shall execute each of the foregoing in consideration of, among other things, consummation of the Transactions and the Merger; provided, however, that all obligations of the Herbalife Guarantors arising under this Agreement (including indemnity obligations) shall be as of the closing of the Merger. In the event of a breach by the Company under this
Section 17, the Company agrees that monetary damages would not be adequate compensation for any loss or damage incurred by such breach and hereby further agrees that, in the event of an action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                18. Company and Herbalife Guarantors. Notwithstanding anything to the contrary contained herein or in any of the Note Documents and notwithstanding that the Company is a signatory of this Agreement, unless and until the Merger is consummated, none of the Company or the Herbalife Guarantors shall have any obligation or liability arising under or related to this Agreement, the Offering Memorandum or any of the Note Documents (or any certificate or instrument delivered in connection herewith or therewith, or arising in connection with the offering of the Notes; provided, that upon the consummation of the Merger, the Company expressly assumes the obligations of the Issuer hereunder and the Herbalife Guarantors will become a party to this Agreement.

                If the foregoing Purchase Agreement correctly sets forth the understanding among the Issuer, the Company, the Guarantors and the Initial Purchaser, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Issuer, the Company, the Guarantors and the Initial Purchaser.


                                            ISSUER:

                                            WH ACQUISITION CORP.


                                            By:  /s/
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                            COMPANY:

                                            HERBALIFE INTERNATIONAL, INC.


                                            By:  /s/
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                            GUARANTORS:

                                            WH INTERMEDIATE HOLDINGS (CAYMAN
                                            ISLANDS) LTD.


                                            By:  /s/
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                            WH LUXEMBOURG HOLDINGS SaRL


                                            By:  /s/
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                            WH LUXEMBOURG INTERMEDIATE HOLDINGS
                                            SARL


                                            By:  /s/
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                            WH LUXEMBOURG CM SARL


                                            By:  /s/
                                                 -------------------------------
                                                 Name:
                                                 Title:



INITIAL PURCHASER:

Confirmed and accepted as of the
date first above written:


UBS WARBURG LLC


By:   /s/
      -----------------------------
      Name:
      Title:

                                                                     SCHEDULE I

                  SUBSIDIARIES OF WH INTERMEDIATE HOLDINGS LTD.

                                                                                                      JURISDICTION
                                                                                                           OF
                 SUBSIDIARY                             TYPE OF ENTITY           % OWNERSHIP          INCORPORATION
                 ----------                             --------------           -----------          -------------
WH Luxembourg Holdings SaRL                              Corporation                100%               Luxembourg

WH Luxembourg Intermediate Holdings SaRL                 Corporation                100%               Luxembourg

WH Luxembourg CM SaRL                                    Corporation                100%               Luxembourg

WH Acquisition Corp.                                     Corporation                100%                 Nevada


                      SUBSIDIARIES OF WH ACQUISITION CORP.


                                      NONE.

                  SUBSIDIARIES OF HERBALIFE INTERNATIONAL, INC.

                                                                                    %                 JURISDICTION
                                                                                OWNED BY                  OF
                 SUBSIDIARY                             TYPE OF ENTITY          HERBALIFE             INCORPORATION
                 ----------                             --------------          ---------             -------------
Herbalife International Argentina S.A.                   Corporation           99.9% (direct)           Argentina
                                                                               100% (indirect)

Herbalife Australisia Pty, Ltd.                          Corporation           99.9% (direct)           Australia
                                                                               100% (indirect)

Herbalife Foreign Sales Corporation                      Corporation                100%                Barbados

Herbalife International Belgium, S.A.                    Corporation            99% (direct)             Belgium
                                                                               100% (indirect)

Herbalife International Do Brasil Ltda.                  Corporation           99.9% (direct)      Brazil and Delaware
                                                                               100% (indirect)

Herbalife of Canada, Ltd.                                Corporation                100%                 Canada

Importadora Y Distribuidora Herbalife                    Corporation                100%                  Chile
International de Chile Limitada Avenida

H&L (Suzhou) Health Products LTD*                        Corporation           100% (indirect       Republic of China
                                                                              through Herbalife
                                                                                 Leiner LLC)

Herbalife Denmark ApS                                    Corporation                100%                 Denmark

Herbalife Domincana, S.A.*                               Corporation            34% (direct)       Dominican Republic
                                                                               100% (indirect)

                                                                                    %                 JURISDICTION
                                                                                OWNED BY                  OF
                 SUBSIDIARY                             TYPE OF ENTITY          HERBALIFE             INCORPORATION
                 ----------                             --------------          ---------             -------------
Herbalife Del Ecuador, S.A.*                             Corporation            99% (direct)             Ecuador
                                                                               100% (indirect)

Herbalife International Finland OY                       Corporation                100%                 Finland

Herbalife International France, S.A.                     Corporation           99.9% (direct)            France
                                                                               100% (indirect)

Herbalife International Deutschland GmbH                 Corporation                100%                 Germany

Herbalife International Greece S.A*.                     Corporation                100%                 Greece

Herbalife International Hong Kong Ltd.                   Corporation            50% (direct)            Hong Kong
                                                                               100% (indirect)

Herbalife Hungary Trading, Limited*                      Corporation            90% (direct)             Hungary
                                                                               100% (indirect)

Herbalife International India Private Limited            Corporation                                      India

PT Herbalife Indonesia                                   Corporation                                    Indonesia

Herbalife International of Israel (1990) Ltd.            Corporation            99% (direct)             Israel
                                                                               100% (indirect)

Herbalife Italia S.p.A                                   Corporation            95% (direct)              Italy
                                                                               100% (indirect)

Herbalife of Japan K.K.                                  Corporation                92.9%          Japan and Delaware

Herbalife Korea Co., Ltd.                                Corporation                100%           Korea and Delaware

Herbalife International SDN.BHD*                         Corporation                100%                Malaysia

Herbalife Internacional de Mexico, S.A. de C.V.          Corporation           99.9% (direct)            Mexico
                                                                               100% (indirect)

Herbalife Products De Mexico, S.A. de C.V.               Corporation            99% (direct)             Mexico
                                                                               100% (indirect)

Herbavida International de Mexico, S.A. de C.V.*         Corporation                                     Mexico

HBL International Maroc SaRL                             Corporation                100%                 Morocco

Herbalife International (Netherlands) B.V.               Corporation                100%               Netherlands

Herbalife International Products N.V.                    Corporation                100%               Netherlands
                                                                                                        Antilles

Herbalife (NZ) limited                                   Corporation                99.9%              New Zealand

Herbalife Norway Products AS                             Corporation                100%                 Norway

Herbalife International Holdings, Inc.*                  Corporation                 40%               Philippines

Herbalife International Philippines, Inc.                Corporation                99.9%              Philippines

Herbalife Polska Sp.z.o.o                                Corporation                100%                 Poland

Herbalife International, S.A.                            Corporation            96% (direct)            Portugal
                                                                               100% (indirect)

                                                                                    %                 JURISDICTION
                                                                                OWNED BY                  OF
                 SUBSIDIARY                             TYPE OF ENTITY          HERBALIFE             INCORPORATION
                 ----------                             --------------          ---------             -------------
Herbalife International Russia 1995 Ltd.                 Corporation            99% (direct)             Israel
                                                                               100% (indirect)

Herbalife International Espana, S.A.                     Corporation           99.8% (direct)             Spain
                                                                               100% (indirect)

Herbalife Sweden Aktiebolag                              Corporation                100%                 Sweden

HBL Products, SA                                         Corporation            48% (direct)           Switzerland
                                                                               99% (indirect)

Herbalife International Taiwan Co., Ltd.*                Corporation           99.9% (direct)
                                                                               100% (indirect)

Herbalife International Urunleri Tic. Ltd.               Corporation            50% (direct)       Turkey and Delaware
                                                                               100% (indirect)

Herbalife (UK) Limited                                   Corporation           76.9% (direct)        United Kingdom
                                                                               100% (indirect)

Herbalife Europe Limited                                 Corporation           100% (indirect,       United Kingdom
                                                                              through Herbalife
                                                                                (UK) Limited)

Vida Herbalife Suplementos Alimenticios, C.A.            Corporation                100%              Venezuela and
                                                                                                        Delaware

Herbalife Leiner, LLC                                        LLC                    100%                Delaware

HIIP Investment Co., LLC                                     LLC                     40%                Delaware

Herbalife International of America, Inc.                 Corporation                100%               California

Herbalife International Communications, Inc.             Corporation                100%               California

Herbalife International Distribution, Inc.               Corporation                100%               California

Herbalife International of Europe, Inc.                  Corporation                100%               California

Promotions One, Inc.                                     Corporations               100%               California

Herbalife International del Colombia                     Corporations               100%               California

Herbalife International South Africa, Ltd.               Corporation                100%               California

Herbalife International del Ecuador                      Corporation                100%               California

Herbalife Taiwan, Inc.                                   Corporation                100%               California

Herbalife International (Thailand) Ltd.                  Corporation                100%               California

Herbatek.com Inc.                                        Corporation                100%                Delaware

                                                                     Schedule II


             SPECIFIED SUBSIDIARIES OF WH INTERMEDIATE HOLDINGS LTD.

                                                                                                      JURISDICTION
                                                                                                           OF
                 SUBSIDIARY                             TYPE OF ENTITY           % OWNERSHIP          INCORPORATION
                 ----------                             --------------           -----------          -------------
WH Luxembourg Holdings SaRL                              Corporation                100%               Luxembourg

WH Luxembourg Intermediate Holdings SaRL                 Corporation                100%               Luxembourg

WH Luxembourg CM SaRL                                    Corporation                100%               Luxembourg

WH Acquisition Corp.                                     Corporation                100%                 Nevada


                 SPECIFIED SUBSIDIARIES OF WH ACQUISITION CORP.


                                      NONE.


             SPECIFIED SUBSIDIARIES OF HERBALIFE INTERNATIONAL, INC.

                                                                                    %                 JURISDICTION
                                                                                OWNED BY                  OF
                 SUBSIDIARY                             TYPE OF ENTITY          HERBALIFE             INCORPORATION
                 ----------                             --------------          ---------             -------------
Herbalife Australisia Pty, Ltd.                          Corporation           99.9% (direct)           Australia
                                                                               100% (indirect)

Herbalife International Do Brasil Ltda.                  Corporation           99.9% (direct)      Brazil and Delaware
                                                                               100% (indirect)

Herbalife of Canada, Ltd.                                Corporation                100%                 Canada

H&L (Suzhou) Health Products LTD*                        Corporation           100% (indirect       Republic of China
                                                                              through Herbalife
                                                                                 Leiner LLC)

Herbalife International Finland OY                       Corporation                100%                 Finland

Herbalife International France, S.A.                     Corporation           99.9% (direct)            France
                                                                               100% (indirect)

Herbalife International Deutschland GmbH                 Corporation                100%                 Germany

Herbalife International Greece S.A*.                     Corporation                100%                 Greece

Herbalife International Hong Kong Ltd.                   Corporation            50% (direct)            Hong Kong
                                                                               100% (indirect)

                                                                                    %                 JURISDICTION
                                                                                OWNED BY                  OF
                 SUBSIDIARY                             TYPE OF ENTITY          HERBALIFE             INCORPORATION
                 ----------                             --------------          ---------             -------------
Herbalife International of Israel (1990) Ltd.            Corporation            99% (direct)             Israel
                                                                               100% (indirect)

Herbalife of Japan K.K.                                  Corporation                92.9%          Japan and Delaware

Herbalife Korea Co., Ltd.                                Corporation                100%           Korea and Delaware

Herbalife Internacional de Mexico, S.A. de C.V.          Corporation           99.9% (direct)            Mexico
                                                                               100% (indirect)

Herbalife Products De Mexico, S.A. de C.V.               Corporation            99% (direct)             Mexico
                                                                               100% (indirect)

Herbalife International (Netherlands) B.V.               Corporation                100%               Netherlands

Herbalife Sweden Aktiebolag                              Corporation                100%                 Sweden

Herbalife International Urunleri Tic. Ltd.               Corporation            50% (direct)       Turkey and Delaware
                                                                               100% (indirect)

Herbalife (UK) Limited                                   Corporation           76.9% (direct)        United Kingdom
                                                                               100% (indirect)

Herbalife Europe Limited                                 Corporation           100% (indirect,       United Kingdom
                                                                              through Herbalife
                                                                                (UK) Limited)

Vida Herbalife Suplementos Alimenticios, C.A.            Corporation                100%              Venezuela and
                                                                                                        Delaware

Herbalife Leiner, LLC                                        LLC                    100%                Delaware

Herbalife International of America, Inc.                 Corporation                100%               California

Herbalife International Communications, Inc.             Corporation                100%               California

Herbalife International Distribution, Inc.               Corporation                100%               California

Herbalife International of Europe, Inc.                  Corporation                100%               California

Herbalife International South Africa, Ltd.               Corporation                100%               California

Herbalife International del Ecuador                      Corporation                100%               California

Herbalife Taiwan, Inc.                                   Corporation                100%               California

Herbalife International (Thailand) Ltd.                  Corporation                100%               California

                                                                     EXHIBIT A-1


                    FORM OF OPINION OF CHADBOURNE & PARKE LLP


Ladies and Gentlemen:


            We have acted as United States special counsel to WH Acquisition Corp., a Nevada corporation (the "Issuer"), and as United States special counsel to WH Intermediate Holdings Ltd., a Cayman Islands corporation, WH Luxembourg Holdings SaRL, a Luxembourg company, WH Luxembourg Intermediate Holdings SaRL, a Luxembourg company, WH Luxembourg CM SaRL, a Luxembourg company (collectively, the "WH Guarantors" and, together with the Issuer, the "Parties"), in connection with the preparation of the Offering Memorandum, dated June __, 2002 (the "Offering Memorandum"), relating to the offering by the Issuer of $165,000,000 aggregate principal amount of 11 3/4% Senior Subordinated Notes due 2010 (the "Notes"). This opinion is furnished pursuant to Section 8(f) of the Purchase Agreement, dated June 21, 2002 (the "Purchase Agreement"), between the Issuer, the Company, the WH Guarantors and you. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Purchase Agreement.

            In the course of our representation of the Issuer, we have examined and relied on originals, or copies certified or otherwise identified to our satisfaction, of the following documents (collectively referred to herein as the "Documents"):

            (a) an executed copy of the Purchase Agreement;

            (b) the Offering Memorandum, dated June ___, 2002;

            (c) copies of the certificate of incorporation of the Parties, as amended to the date hereof, as certified by the Secretary thereof;

            (d) copies of the by-laws of each of the Parties, as amended to the date hereof, as certified by the Secretary thereof;

            (e) an executed copy of the Indenture, dated as of June __, 2002, between the Issuer and the WH Guarantors, on the one hand, and The Bank of New York, as Trustee, on the other hand, governing the Notes;

            (f) a specimen of the certificates for the Notes;

            (g) an executed copy of the Registration Rights Agreement, dated June __, 2002, between the Issuer, on the one hand, and you, on the other hand;

            (h) an executed copy of the Security and Control Agreement, dated June __, 2002, between the Issuer, the Trustee and The Bank of New York, as Securities Intermediary; and


                                     A-1-1

            (i) Action of Directors of the Issuer by Unanimous Written Consent in Lieu of a Meeting dated June __, 2002 and Action of Directors/Managers of the WH Guarantors by Unanimous Written Consent in Lieu of a Meeting, dated June __, 2002.

            We have also examined originals, or copies certified to our satisfaction, of such records of the Parties and other instruments, certificates of public officials and representatives of the Parties and other documents as we have deemed necessary as a basis for the opinions expressed in this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the originals of all documents submitted to us as copies. As to questions of fact material to this opinion, we have, when relevant facts were not independently established, relied upon, and assumed the accuracy of, the representations and warranties made in or pursuant to the Purchase Agreement and such certificates of appropriate public officials and officers and representatives of the Parties, including the Officer's Certificate attached hereto as Exhibit A. In addition, we have attended the closing of the transactions contemplated by the Purchase Agreement held on the date hereof.

            On the basis of the foregoing, and having regard for such legal considerations as we deem relevant, we are of the opinion that:

            (i) The Indenture has been duly and validly authorized, executed and delivered by the Issuer and each of the WH Guarantors thereto and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes the valid and legally binding obligation of the Issuer and each of the WH Guarantors thereto, enforceable against each of them in accordance with their terms, except that the enforcement thereof may be subject to (x) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and
        (y) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (ii) The Original Notes, when issued, authenticated and delivered by the Issuer against payment by the Initial Purchaser in accordance with the terms of the Purchase Agreement and the Indenture, (assuming the due authorization, execution and delivery of the Indenture by the Trustee in accordance with the Indenture) will constitute the valid and legally binding obligations of the Issuer (and following the Merger, the Company) entitled to the benefits of the Indenture and enforceable against the Issuer (and following the Merger, the Company) in accordance with their terms, except that the enforcement thereof may be subject to
        (x) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and (y) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The Guarantees endorsed on the Original Notes, when issued in connection with the issuance of the Original Notes or, if later, upon the consummation of the Merger


                                     A-1-2
        with respect to the Herbalife Guarantors, (assuming the due authorization, execution and delivery of the Indenture by the Trustee, and the due authorization, execution and delivery of the Guarantees and the Supplemental Indenture by the Guarantors) will constitute the valid and legally binding obligations of each of the Guarantors, entitled to the benefits of the Indenture and enforceable against each of the Guarantors in accordance with their terms, except that the enforcement thereof may be subject to (x) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and
        (y) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iv) The Exchange Notes, when issued, authenticated and delivered by the Issuer (and following the Merger, the Company) in accordance with the terms of the Registration Rights Agreement, the Exchange Offer and the Indenture, (assuming the due authorization, execution and delivery thereof by the Trustee and assuming the due authorization, execution and delivery of the Exchange Notes by the Trustee in accordance with the Indenture) will constitute the valid and legally binding obligations of the Issuer (and following the Merger, the Company) entitled to the benefits of the Indenture and enforceable against the Issuer (and following the Merger, the Company) in accordance with their terms, except that the enforcement thereof may be subject to (x) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and (y) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (v) The Guarantees endorsed on the Exchange Notes, when issued in connection with the issuance of the Exchange Notes or, if later, upon the consummation of the Merger with respect to the Herbalife Guarantors, (assuming the due authorization, execution and delivery of the Indenture by the Trustee, and the due authorization, execution and delivery of the Guarantees and the Supplemental Indenture by the Guarantors) will constitute the valid and legally binding obligations of each of the Guarantors, entitled to the benefits of the Indenture and enforceable against each of the Guarantors in accordance with their terms, except that the enforcement thereof may be subject to (x) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and (y) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (vi) The Registration Rights Agreement has been duly and validly authorized, executed and delivered by the Issuer and (assuming the due authorization, execution and delivery thereof by the Initial Purchaser) will constitute the valid and legally binding


                                     A-1-3
        obligation of the Issuer enforceable against it in accordance with its terms, except that (a) the enforcement thereof may be subject to (x) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and (y) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (b) we express no opinion with respect to the provisions set forth in Section 7 of the Registration Rights Agreement.

            (vii) Assuming the accuracy of the representations and warranties of the Initial Purchaser in the Purchase Agreement, no consent, approval, authorization or order of, or filing, registration or qualification of or with any court, governmental agency or body or administrative agency of the State of New York or the federal government of the United States is required to be obtained or made by the Issuer or any of the WH Guarantors for the execution, delivery and performance by the Issuer and the WH Guarantors of the Note Documents, to which it is a party, and except as set forth in the Offering Memorandum, the consummation of the Transactions, except (a) such as have been or will be obtained or made on or prior to the Closing Date, (b) registration of the Exchange Offer under the Act pursuant to the Registration Rights Agreement, (c) qualification of the Indenture under the Trust Indenture Act, in connection with the issuance of the Exchange Notes or (d) any state or foreign securities laws or by the regulations of the NASD .

            (viii) To our knowledge, and except as set forth in the Offering Memorandum, there does not exist any judgment, order, injunction or other restraint issued or filed which seek to restrain, enjoin, prevent the consummation of or otherwise challenge the Transactions or the performance by the Issuer or the WH Guarantors of their respective obligations under the Note Documents.

            (ix) None of the Issuer or the WH Guarantors is, nor immediately after sale of the Notes to the Initial Purchaser and assuming immediate application of the proceeds therefrom in accordance with the Security Agreement and as set forth in the Offering Memorandum under the caption "Use of Proceeds" will be, an "investment company" or a company "controlled" by an "investment company" incorporated in the United States within the meaning of the Investment Company Act of 1940, as amended.

            (x) Assuming (x) the accuracy of the representations and warranties of the Initial Purchaser and the Issuer contained in the Purchase Agreement and (y) compliance by the Initial Purchaser and the Issuer with their respective covenants contained in the Purchase Agreement, neither registration of the Original Notes under the Act, nor qualification of the Indenture under the Trust Indenture Act is required for the offer and sale of the Original Notes by the Issuer to the Initial Purchaser, or the initial resale of the Original Notes by the Initial Purchaser, in each case in accordance with the Offering Memorandum and the Purchase Agreement. We express no opinion, however, as to


                                     A-1-4
        when or under what circumstances any Notes sold by the Initial Purchaser may be reoffered or resold.

            (xi) To our knowledge, none of the Issuer or the WH Guarantors (or any agent thereof acting on their behalf) has taken any action that might cause the issuance or sale of the Notes to violate Regulations T, U or X of the Board of Governors of the Federal Reserve System.

            (xii) Each of the Note Documents conforms in all material respects to the description thereof contained in the Offering Memorandum.

            (xiii) The statements set forth in the Offering Memorandum under the caption "Description of Notes", insofar as they purport to constitute a summary of the terms of the Notes, the Indenture and the Guarantees, and under the caption "United States Federal Income Tax Consequences", insofar as they purport to describe relevant federal tax laws of the United States, fairly summarize the matters referred to therein in all material respects.

            (xiv) The Security Agreement has been duly and validly authorized, executed and delivered by the Issuer and (assuming the due authorization, execution and delivery thereof by the Trustee) and constitutes the valid and legally binding obligations of the Issuer, enforceable against the Issuer in accordance with its terms, except that the enforcement thereof may be subject to (x) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and (y) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (xv) If the Securities Account (as defined in the Security Agreement) is a "securities account" within the meaning of Section 8-501(a) of the New York Uniform Commercial Code ("UCC"), the provisions of the Security Agreement, upon execution and delivery thereof by the parties thereto, are effective to create and perfect the security interest of the Trustee for the benefit of the holders of the Notes in the Issuer's rights in the Securities Account and the "security entitlements" (as defined in Section 8-102(a)(17) of the UCC) with respect to the Securities Account. As used in this paragraph (xv) and hereinafter in this opinion, "security entitlements" means "security entitlements" (as defined in Section 8-102(a)(17) of the UCC) with respect to "financial assets" (as defined in Section 8-102(a)(9) of the UCC) now or hereafter credited to the Securities Account. Assuming that the Trustee on behalf of the holders of the Notes has acquired its security interest for "value" (within the meaning of Section 9-203 of the UCC) and without notice of an "adverse claim" (as defined in Section 8-102(a)(1) of the UCC), no action based on such adverse claim to a Financial Asset, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may be asserted against the Trustee.

            (xvi) If the Securities Account is a "deposit account" within the meaning of Section 9-102(a)(29) of the UCC (the "Deposit Account"), the provisions of the Security


                                     A-1-5

        Agreement, upon execution and delivery thereof by the parties thereto, are effective to create and perfect the security interest of the Trustee for the benefit of the holders of the Notes in the Issuer's rights in the Deposit Account, and in the "proceeds" (as defined in Section 9-102(a)(64) of the UCC) thereof, subject to the conditions set forth in
        Section 9-315 and 9-322(c) of the UCC.

            (xvii) Subject to paragraphs (xv) and (xvi), the Security Agreement creates in favor of the Trustee for the benefit of the holders of the Notes a valid security interest in the Issuer's rights in the Security Entitlements (as defined in the Security Agreement) to secure the payment and performance when due of the Obligations (as defined in the Security Agreement).

            In giving the opinions set forth above, we express no opinion as to:

            (i) The enforceability of any provisions contained in the Note Documents that purport to establish (or may be construed to establish) evidentiary standards;

            (ii) The enforceability of forum selection clauses in Federal courts;

            (iii) The legality, validity, binding effect or enforceability of any provision of any of the Note Documents insofar as they provide for the payment or reimbursement of costs and expenses or indemnification for claims, losses, or liabilities in excess of a reasonable amount determined by any court or other tribunal;

            (iv) The enforceability under certain circumstances of provisions indemnifying a party against liability for its own wrongful or negligent acts;

            (v) The effect of the compliance or noncompliance of the Initial Purchaser with any state or federal laws or regulations (including, without limitation, any unpublished order, decree, or directive issued by any governmental authority but excluding Regulations T, U and X of the Board of Governors of the Federal Reserve System to the extent set forth in paragraph (xi) above) applicable to the Initial Purchaser because of its legal or regulatory status, the nature of its business, or its authority to conduct business in any jurisdiction;

            (vi) The enforceability of any provisions of the Note Documents that provide that the assertion or employment of any right or remedy shall not prevent the concurrent assertion or employment of any other right or remedy, or that each and every remedy shall be cumulative and in addition to every other remedy or that any delay or omission to exercise any right or remedy shall not impair any other right or remedy or constitute a waiver thereof;

            (vii) The validity, the binding nature or the enforceability of the obligations of any Guarantor under the Guarantees if Section 548 of the Bankruptcy Code or Article 10 of the New York Debtor and Creditor Law or any other law relating to fraudulent transfers or obligations were applicable thereto or the applicability of any such law to the obligations of any Guarantor under the Guarantees. In addition, we have assumed, without independent inquiry, that the Guarantees are in furtherance of the corporate


                                     A-1-6
        purposes of or is necessary or convenient to the conduct, promotion or attainment of the business of each Guarantor.

            The foregoing opinion is limited to the Federal laws of the United States, the laws of the State of New York and we are expressing no opinion as to the effect of the laws of any other jurisdiction.

            In connection with our opinion set forth in paragraphs (iv) and (v) above, we have, with your permission, assumed that at the time of the issuance and delivery of any Exchange Notes and the Guarantees thereon there will not have occurred any change in law affecting the validity, legally binding character or enforceability of such Exchange Notes and Guarantees and that the issuance and delivery of such Exchange Notes and the Guarantees thereon, all of the terms of such Exchange Notes and Guarantees and the performance by the Issuer, the Company and the Guarantors of its obligations thereunder will comply with applicable law and with each requirement or restriction imposed by any court or governmental body having jurisdiction over the Issuer, the Company or the Guarantors and will not result in a default under or a breach of any agreement or instrument then binding upon the Company.

            In connection with our opinion set forth in paragraph (x) above, we have, also with your permission, relied upon the representations, warranties, agreements and undertakings of the Issuer, the Company, the Guarantors and the Initial Purchaser and the Initial Purchaser contained in the Purchase Agreement, including those with respect to the absence of any directed selling efforts (as defined in Regulation S under the Securities Act) relating to the Original Notes, the absence of any general solicitation or general advertising in connection with the offering of the Original Notes and as to certain other matters. Insofar as such opinion relates to the sale of the Original Notes by the Issuer to the Initial Purchaser, we have assumed that all offers and resales of Original Notes by the Initial Purchaser will be made in accordance with the Purchase Agreement.

            With your permission, with respect to matters of Nevada law, we have relied exclusively upon the opinion of Marshall Hill Cassas & de Lipkau, dated the date hereof, as to the matters set forth therein, a copy of which has been delivered to you and which is in form and scope satisfactory to us. Without limiting the foregoing, we have assumed, in reliance upon the opinion of Marshall Hill Cassas & de Lipkau, that (i) the Issuer is duly organized, validly existing and in good standing under the laws of the State of Nevada, (ii) the Issuer has all corporate power and authority under Nevada law to consummate the Transactions and to execute, deliver and perform its obligations under the Note Documents and (iii) each of the Note Documents has been duly authorized, executed and delivered by the Issuer under Nevada law.

            With your permission, with respect to matters of Cayman Islands law, we have relied exclusively upon the opinion of Maples and Calder, dated the date hereof, as to the matters set forth therein, a copy of which has been delivered to you and which is in form and scope satisfactory to us. Without limiting the foregoing, we have assumed, in reliance upon the opinion of Maples and Calder, that (i) WH Intermediate Holdings Ltd. is duly organized, validly existing and in good standing under the laws of Cayman Islands, (ii) the WH


                                     A-1-7

Intermediate Holdings Ltd. has all corporate power and authority under Cayman Islands to consummate the Transactions and to execute, deliver and perform its obligations under the Note Documents and (iii) each of the Note Documents has been duly authorized, executed and delivered by WH Intermediate Holdings Ltd. under Cayman Islands law.

            With your permission, with respect to matters of Luxembourg law, we have relied exclusively upon the opinion of Bonn Schmitt Steichen, dated the date hereof, as to the matters set forth therein, a copy of which has been delivered to you and which is in form and scope satisfactory to us. Without limiting the foregoing, we have assumed, in reliance upon the opinion of Bonn Schmitt Steichen, that (i) each of WH Luxembourg Holdings SaRL, WH Luxembourg Intermediate Holdings SaRL and WH Luxembourg CM SaRL is duly organized and validly existing under the laws of Luxembourg, (ii) each of WH Luxembourg Holdings SaRL, WH Luxembourg Intermediate Holdings SaRL and WH Luxembourg CM SaRL has all corporate power and authority under Luxembourg law to consummate the Transactions and to execute, deliver and perform its obligations under the Note Documents and (iii) each of the Note Documents has been duly authorized, executed and delivered by each of WH Luxembourg Holdings SaRL, WH Luxembourg Intermediate Holdings SaRL and WH Luxembourg CM SaRL under Luxembourg law.

            We are furnishing this opinion to you at the request of the Issuer and no other person is entitled to rely hereon. This opinion is not to be used, circulated, quoted or otherwise referred to for any other purposes without our prior written consent. All of the opinions expressed herein are based upon the pertinent facts and laws in existence as of the date hereof. We expressly disclaim any obligation to advise you of changes to pertinent laws or facts that may hereafter come to our attention.



                                     A-1-8

            Chadbourne & Parke LLP will also provide a letter stating that as special U.S. counsel to the Issuer we reviewed the Offering Memorandum and participated in discussions with representatives of the Initial Purchaser and those of the Issuer, the Company and its accountants regarding the contents of the Offering Memorandum and certain related matters. Between the date of the Offering Memorandum and the time of the delivery of this letter, we participated in further discussions with representatives of the Issuer, the Company and its accountants regarding the contents of certain portions of the Offering Memorandum and certain related matters, reviewed certain records of the Issuer and the Company relating to the proceedings of their Boards of Directors, certificates of certain officers of the Issuer and the Company, legal opinions from other counsel to the Company and a letter from the Company's accountants. On the basis of the information that we gained in the course of the performance of the services referred to above, considered in the light of our understanding of the applicable Federal securities laws and the experience we have gained through our practice in this field, nothing that came to our attention in the course of such review has caused us to believe that the Offering Memorandum, as of the date of the Offering Memorandum, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Also, nothing that has come to our attention in the course of such review or the procedure described in the second sentence of this paragraph has caused us to believe that the Offering Memorandum, as of the date and time of delivery of this letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            The limitations inherent in the independent verification of factual matters and the character of determinations involved in the preparation of the Offering Memorandum are such, however, that we have not independently verified and are not passing upon nor do we assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum except for those made under the captions "Description of Notes" and "Plan of Distribution" in the Offering Memorandum insofar as they relate to provisions of documents therein described. Also, we do not comment on or express any opinion or belief as to the financial statements or other technical, statistical or financial data contained in the Offering Memorandum.


                                     A-1-9

                                                                     EXHIBIT A-2


                     FORM OF OPINION OF IRELL & MANELLA LLP


                                  June __, 2002

UBS Warburg LLC
299 Park Avenue
New York, New York 10171

        Re: Herbalife International, Inc.

        This opinion is furnished to you pursuant to Section 8(f)(ii) of the Purchase Agreement, dated as of June 21, 2002, by and among you, WH Acquisition Corp., a Nevada corporation (the "Issuer"), Herbalife International, Inc., a Nevada corporation (the "Company") and the entities listed on the signature pages thereto as guarantors relating to the sale by the Issuer and the purchase by you, as Initial Purchaser, of $165,000,000 principal amount of 11 3/4% Senior Subordinated Notes due 2010 (the "Purchase Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

        We have acted as counsel for the Company and certain U.S. subsidiaries of the Company listed on Schedule A hereto (the "Applicable Herbalife Guarantors") in connection with the transactions contemplated by the Purchase Agreement.

        For the purpose of rendering this opinion, we have reviewed the following documents:

        (a) the Purchase Agreement; and

        (b) the other Note Documents referred to in the Purchase Agreement.

        We also have reviewed such other matters and documents as we have deemed necessary or relevant as a basis for this opinion. In our review, we have assumed, without investigation, the legal capacity of all natural persons signing documents in their respective individual capacities, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or reproduction copies, and the authenticity of the originals of such copies.

        Insofar as this opinion relates to factual matters, information with respect to which is in the possession of the Company or the Applicable Herbalife Guarantors, we have relied upon certificates, statements and representations of officers and other representatives of the


                                     A-2-1

Company and the Applicable Herbalife Guarantors, including, without limitation, the representations contained in the Purchase Agreement and the other Note Documents, and upon statements contained in the Offering Memorandum.

        This opinion is limited to the laws of the State of California and we express no opinion as to the laws of any other jurisdiction (including, without limitation, the securities and blue sky laws of any such jurisdiction) except the General Corporation Law of the State of Delaware (the "DGCL") and the laws of the United States of America to the extent specifically referred to herein.

        We call your attention to the fact that the Purchase Agreement provides that it is to be governed by and construed in accordance with the internal laws of the State of New York. Our opinion in paragraph 3 below with respect to the due execution and delivery of the Purchase Agreement by the Company and the Applicable Herbalife Guarantors is being rendered only to the extent that the laws of the State of California or the provisions of the DGCL may be relevant to such due execution and delivery.

        Based upon the foregoing, and on the assumptions herein set forth, and subject to the limitations, qualifications and exceptions set forth herein, we are of the opinion that:

        Each of the Applicable Herbalife Guarantors (a) is a corporation, partnership or other entity duly incorporated or formed and validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite corporate or other power and authority and, to our knowledge, has all governmental licenses, authorizations, consents and approvals necessary to own its property and carry on its business as now being conducted, and (c) is qualified to do business and is in good standing in the jurisdictions listed on Schedule B hereto.

        1. Each of the Applicable Herbalife Guarantors has all requisite corporate or other power and authority to execute, deliver and perform all of its obligations under the Note Documents to which it is or will be a party and to consummate the Transactions.

        2. The Purchase Agreement has been duly and validly authorized, executed and delivered by the Applicable Herbalife Guarantors.

        3. The execution, delivery and performance by the Applicable Herbalife Guarantors of the Note Documents to which they are or will be a party and the consummation of the Transactions do not and will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of any of the Applicable Herbalife Guarantors (other than as created pursuant to the Indenture or the Security Agreement) or an acceleration of any indebtedness of any of the Applicable Herbalife


                                     A-2-2

Guarantors (a) pursuant to the charter, bylaws or other constitutive documents of any of the Applicable Herbalife Guarantors, or (b) to our knowledge, pursuant to (i) any of the terms, conditions or provisions of any material document, agreement or other instrument to which any of the Applicable Herbalife Guarantors is a party, (ii) any law, statute, rule or regulation applicable to any of the Applicable Herbalife Guarantors or their respective assets or properties and which in our experience is generally applicable to transactions of the type contemplated by the Purchase Agreement or (iii) any judgment, order or decree of any domestic or foreign court or governmental agency or authority having jurisdiction over any of the Applicable Herbalife Guarantors or their respective assets or properties except, in the case of this clause (b), for such as would not have a Material Adverse Effect.

        4. Assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 5(b) of the Purchase Agreement, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency is required to be obtained or made by any of the Applicable Herbalife Guarantors for the execution, delivery and performance by any of the Applicable Herbalife Guarantors of the Note Documents to which it is or will be a party and the consummation of the Transactions, except (a) such as have been or will be obtained or made on or prior to the date on which any such Applicable Herbalife Guarantor becomes a Guarantor under the Indenture, (b) registration of the Exchange Offer or resale of the Notes under the Act pursuant to the Registration Rights Agreement, (c) qualification of the Indenture under the Trust Indenture Act, in connection with the issuance of the Exchange Notes or (d) such as may be required by any applicable state or foreign securities or "blue sky" laws or the rules and regulations of the National Association of Securities Dealers, Inc. No consents or waivers from any other person or entity are required for the execution, delivery and performance of any of the Note Documents and the consummation of any of the Transactions, other than such consents and waivers as have been obtained or will be obtained prior to the Closing Date and will be in full force and effect, and such other consents and waivers the failure to obtain which will not have a Material Adverse Effect.

        5. To our knowledge, there does not exist any judgment, order, injunction or other restraint issued or filed to or against any of the Applicable Herbalife Guarantors with respect to the Transactions or the performance by any of the Applicable Herbalife Guarantors of their respective obligations under the Note Documents to which they are a party.

        6. Neither the Company nor any of its subsidiaries is, and none of the Company's subsidiaries immediately after sale of the Notes to the Initial Purchaser and application of the proceeds therefrom in accordance with the Security Agreement will be, an "investment company" or a company "controlled" by an "investment company" incorporated in the United States within the meaning of the Investment Company Act of 1940, as amended.

        7. Neither the Company nor any of its subsidiaries (or any agent thereof acting on their behalf) has taken, and none of them will take, any action that might cause the Purchase


                                     A-2-3

Agreement or the issuance or sale of the Notes to violate Regulations T, U or X of the Board of Governors of the Federal Reserve System.

        In connection with the preparation of the Offering Memorandum, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company, representatives (including counsel) of the equity sponsors referred to in the Purchase Agreement and representatives of the Initial Purchaser at which the contents of the Offering Memorandum and related matters were discussed and, although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, on the basis of the foregoing, nothing has come to our attention that would lead us to believe that the Offering Memorandum, as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we express no such belief as to the financial statements or schedules or other financial, statistical, industry or market data included therein).

        Our opinions expressed in paragraph 1 above as to the incorporation or formation, valid existence, good standing and qualification of the Applicable Herbalife Guarantors are based solely on certificates of legal existence and/or good standing and/or qualification issued by the Secretaries of State or other appropriate officials of the jurisdictions in which the Company and the significant subsidiaries of the Company are incorporated or qualified as foreign corporations, as set forth on Schedule B attached hereto.

        We have assumed, with your permission, that no agreement or understanding that is not otherwise known to us exists between you and any parties that would modify, supplement or amend any document reviewed by us.

        Whenever our opinion herein with respect to the existence or nonexistence of facts is qualified by the phrase "to our knowledge", or any similar phrase implying a limitation on the basis of knowledge, such phrase means only that the individual attorneys in this firm who have had active involvement in the transactions contemplated by the Purchase Agreement and the Offering Memorandum do not have actual knowledge that the facts as stated herein are untrue. Unless otherwise expressly stated herein, such persons have not undertaken any investigation to determine the existence or nonexistence of such facts, and no inference as to the extent of their knowledge should be drawn from the fact of their representation of the Company or its subsidiaries in this or any other instance.

        The opinions rendered herein are based upon applicable law and the state of our knowledge as of the date of this opinion. We do not undertake, and hereby expressly disclaim, any obligation to inform you of changes in any applicable law or relevant legal principles of law, or changes in our interpretation of such law or principles, or the state of our


                                     A-2-4
knowledge of the relevant facts subsequent to the date of this opinion. We note in this regard that the Applicable Herbalife Guarantors are expected to execute and deliver certain of the Note Documents on dates subsequent to the date hereof, and any such changes in law, principles of law or our interpretations thereof, or the state of our knowledge of relevant facts, may occur prior to the execution and delivery of such Note Documents. Please note that we are opining only as to the matters expressly set forth herein, and no opinion should be inferred as to any other matters.

        This opinion is rendered only to you pursuant to the Purchase Agreement and is solely for your benefit in connection with the above transaction. This opinion may not be relied upon by any other person for any other purpose or in any other context, or furnished to, used, circulated, quoted or referred to, or relied upon by, any person for any purpose without our prior written consent.

                                    Very truly yours,


                                    IRELL & MANELLA LLP



                                     A-2-5

                                                                     EXHIBIT A-3


                        FORM OF OPINION OF HOGAN & HARTSON L.L.P.



                                      June __, 2002


UBS Warburg LLC
299 Park Avenue
New York, New York 10171

Ladies and Gentlemen:

        This letter is furnished to you pursuant to Section 8(f) of the Purchase Agreement dated June __, 2002 (the "Purchase Agreement") between you and WH Acquisition, a Nevada corporation (the "Issuer"), Herbalife International, Inc., a Nevada corporation (the "Company") and the entities listed on the signature pages thereto as guarantors relating to the sale by the Issuer and the purchase by you as the Initial Purchasers of $__________ principal amount of __% Senior Subordinated Notes due 2010.

        This firm serves as special regulatory counsel to the Company in the U.S. Food and Drug Administration ("FDA") area only. In such capacity, we have been retained by the Company to review certain information under the captions "Risk Factors--Regulatory matters governing our industry could have a significant negative effect on our business" and "Business--Regulation--General--Products", in the Company's final Offering Memorandum dated June __, 2002 (the "Offering Memorandum"). We have not been retained or engaged by the Company to perform, nor have we performed, any review of any other information in the Offering Memorandum, nor have we acted as the Company's corporate or securities counsel in connection with the sale of the Securities. Terms used herein that are defined in the Purchase Agreement shall have the respective meanings set forth in the Purchase Agreement, unless otherwise defined herein.

        For purposes of the opinion expressed in this letter, which is set forth below (the "Opinion"), we have examined copies of the following:

               1. An executed copy of the Purchase Agreement.

               2. The information contained in the Offering Memorandum under the captions "Risk Factors--Regulatory matters governing our industry could have a significant negative


                                     A-3-1
        effect on our business" and "Business--Regulation--General--Products", insofar as it relates to FDA regulatory matters.

               3. A certificate dated as of June __, 2002 of certain officers of the Company as to certain facts relating to the Company.

        For purposes of the Opinion, we have not made any independent review or investigation of factual or other matters, including the assets, business or affairs of the Company. We have assumed the authenticity, accuracy and completeness of the foregoing documents, certification and statements of fact, on which we are relying, and have made no independent investigations thereof. Further, we have not independently verified, nor do we take any responsibility for nor are we addressing in any way any statements of fact, any statements concerning state or foreign law or any statements of belief attributable to the Company concerning whether or not the Company is in compliance with applicable FDA requirements. The Opinion is given in the context of the foregoing.

        This letter is based as to matters of law solely on the Federal Food, Drug, and Cosmetic Act, as amended (the "FDC Act"), and the regulations promulgated thereunder, and we express no view as to any other laws, statutes, regulations or ordinances, including without limitation any foreign, federal or state licensing, tax or securities laws or regulations.

        Nothing herein shall be construed to cause us to be considered "experts" within the meaning of Section 11 of the Securities Act of 1933, as amended.

        Based upon, subject to and limited by the foregoing, we are of the opinion that the statements in the Offering Memorandum under the captions "Risk Factors--Regulatory matters governing our industry could have a significant negative effect on our business" and "Business--Regulation--General--Products", insofar as such statements purport to summarize applicable provisions of the FDC Act, and the regulations promulgated thereunder, are accurate summaries in all material respects of the provisions purported to be summarized under such captions in the Offering Memorandum (the "Opinion").

        During the course of preparation of the Offering Memorandum, we participated in certain discussions with certain officers and employees of the Company as to the FDA regulatory matters dealt with under the captions "Risk Factors--Regulatory matters governing our industry could have a significant negative effect on our business" and "Business--Regulation--General--Products" in the Offering Memorandum. While we have not undertaken to determine independently, and we do not assume any responsibility for, the accuracy, completeness, or fairness of the statements under the above-referenced captions in the Offering Memorandum, we may state on the basis of these discussions and our activities as special regulatory counsel to the Company in connection with our review of the statements contained in such captioned sections, that no facts have come to our attention that cause us to believe that the statements in the Offering Memorandum under such captioned sections,


                                     A-3-2
insofar as such statements relate to FDA regulatory matters, as of the date of the Offering Memorandum or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                    * * * * *

        We assume no obligation to advise you of any changes in the foregoing subsequent to the delivery of this letter. This letter has been prepared solely for your use in connection with the Closing under the Purchase Agreement on the date hereof, and should not be quoted in whole or in part or otherwise be referred to, nor be filed with or furnished to any governmental agency or other person or entity, without the prior written consent of this firm.

                                            Very truly yours,


                                            HOGAN & HARTSON L.L.P.



                                     A-3-3

                                                                     EXHIBIT A-4


               FORM OF OPINION OF GENERAL COUNSEL FOR THE COMPANY


                                  June __, 2002

UBS Warburg LLC
299 Park Avenue
New York, New York 10171

        Re: Herbalife International, Inc.

Ladies and Gentlemen:

        This opinion is furnished to you pursuant to Section 8(f)(iv) of the Purchase Agreement, dated as of June 21, 2002, by and among you, WH Acquisition Corp., a Nevada corporation (the "Issuer"), Herbalife International, Inc., a Nevada corporation (the "Company") and the entities listed on the signature pages thereto as guarantors relating to the sale by the Issuer and the purchase by you, as Initial Purchaser, of $165,000,000 principal amount of 11 3/4% Senior Subordinated Notes due 2010 (the "Purchase Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

        I am _________________________________, of the Company and in such capacity, I have reviewed the Purchase Agreement and such other matters and documents as I have deemed necessary or relevant as a basis for this opinion. I am admitted to practice in the State of California. This opinion is limited to the laws of the State of California, and I express no opinion as to the laws of any other jurisdiction.

        Based upon the foregoing, and on the assumptions herein set forth, and subject to the limitations, qualifications and exceptions set forth herein, I am of the opinion that:

        1. Except as set forth in the Offering Memorandum, there is (a) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to my knowledge, threatened or contemplated, to which the Company or any of its subsidiaries is or may be a party or to which the business, assets or property of the Company or any of its subsidiaries is or may be subject, (b) no statute, rule, regulation or order that has been enacted, adopted or issued, or to my knowledge, that has been proposed by any governmental body or agency, domestic or foreign, (c) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any of its subsidiaries is or may be subject


                                     A-4-1
that, in the case of any of clauses (a), (b) or (c), could reasonably be expected, individually or in the aggregate, (1) to have a Material Adverse Effect or (2) to interfere with or adversely affect the consummation of the Transactions, assuming, in the case of clause (a), such action, suit or proceeding is determined adversely to the Company or any of its subsidiaries.

        2. None of the Company or any of its subsidiaries is (a) in violation of its charter, bylaws or other constitutive documents or (b) in default (or, with notice or lapse of time or both, would be in default) in the performance or observance of any obligation, agreement, covenant or condition contained in any of the Agreements and Instruments, or (c) in violation of any law, statute, rule, regulation, judgment, order or decree of any domestic or foreign court with jurisdiction over any of them or any of their assets or properties or other governmental or regulatory authority, agency or other body, that, in the case of clauses (b) and (c) herein, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

        The opinion rendered herein is based upon applicable law as stated herein and the state of my knowledge, after due inquiry, as of the date of this opinion. I do not undertake, and hereby expressly disclaim, any obligation to inform you of changes in any applicable law or relevant legal principles of law, or changes in my interpretation of such law or principles, or the state of my knowledge of the relevant facts subsequent to the date of this opinion. Please note that I am opining only as to the matters expressly set forth herein, and no opinion should be inferred as to any other matters.

        This opinion is rendered only to you pursuant to the Purchase Agreement and is solely for your benefit in connection with the above transaction. This opinion may not be relied upon by any other person for any other purpose or in any other context, or furnished to, used, circulated, quoted or referred to, or relied upon by, any person for any purpose without my prior written consent.

                                            Very truly yours,



                                            -----------------------------


                                     A-4-2

                                                                     EXHIBIT A-5

               FORM OF OPINION OF MARSHALL HILL CASSAS & DI LIPKAU

                                   June ___, 2002



UBS Warburg LLC
299 Park Avenue
New York, New York 10171

        Re: Purchase Agreement among WH Acquisition Corp., Herbalife International, Inc., UBS Warburg LLC and the entities listed on the signature page thereof, dated __, 2002

Ladies and Gentlemen:

        This office has acted as special Nevada counsel to WH Acquisition Corp., a Nevada corporation (the "Issuer") in connection with the Purchase Agreement among Issuer, UBS Warburg LLC (the "Initial Purchaser") and the entities listed on the signature page thereof as Guarantors, by which Issuer will issue and sell to the Initial Purchaser $165,000,000 aggregate principal amount of _____% Senior Subordinated Notes due 2010 (the "Original Notes"). The Original Notes will be issued pursuant to an Indenture (the "Indenture"), by and among the Issuer, the WH Guarantors (as defined in the Purchase Agreement) and the Bank of New York as Trustee. The Original Notes will be offered and sold to the Initial Purchaser pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended. The Issuer, with the assistance of Herbalife, has prepared a Preliminary Offering Memorandum, dated May 24, 2002 (the "Preliminary Offering Memorandum") and a Final Offering Memorandum dated and available for distribution on the date hereof (the "Final Offering Memorandum") relating to the Issuer, the Company, the Guarantors and the Original Notes.

        In connection with the opinions set forth in this letter, we have examined copies of the following documents only:

        (a) The Articles of Incorporation of Issuer filed with the Nevada Secretary of State on April 4, 2002;

        (b) The Bylaws of the Issuer adopted by the Unanimous Written Consent of the Board of Directors of the Issuer on June ___, 2002;

        (c)    The Purchase Agreement;

        (d)    The Indenture;



                                     A-5-1

        (e) The Security and Control Agreement among the Issuer as Pledgor, the Bank of New York as Trustee and as Securities Intermediary dated June ___, 2002 (the "Security and Control Agreement");

        (f) The Registration Rights Agreement dated as of June ___, 2002 by and among the Issuer, Herbalife and the Guarantors listed on the signature pages thereto and Initial Purchaser (the "Registration Rights Agreement");

        (g)    The Final Offering Memorandum;

        (h) Unanimous Written Consent of the Board of Directors of Issuer dated June ___, 2002 authorizing and approving the Purchase Agreement, the Final Offering Memorandum and matters related thereto, certified as a true and correct copy by John Hockin, Secretary of Issuer;

        (i) Unanimous Written Consent of the Board of Directors of Issuer dated June ___, 2002 authorizing and approving new bylaws of Issuer;

        (j) Certificate of Good Standing issued by the Nevada Secretary of State for Issuer on June ___, 2002;

        (k) Certificate of Steven E. Rodgers, President and Treasurer of Issuer, a copy of which is attached hereto (the "Certificate").

        Items (c) through (f) described above shall be hereinafter collectively referred to as the "Note Documents." The issuance and sale of the Original Notes (as defined in the Purchase Agreement) and the placement of the net proceeds in the Secured Proceeds Account (as defined in the Purchase Agreement) shall be referred to in this letter as the "Transactions."

        In giving the opinions expressed in this letter, we exclude from the scope of the opinions state securities or "blue sky" laws and federal law. In reviewing the documents reviewed for this letter, we have assumed the genuineness of all signatures and the capacity and legal competency of all individuals, the authenticity and completeness of all documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as copies, the due execution and delivery by any person or entity of all documents where due execution and delivery is a prerequisite to the effectiveness of such documents, the authority of the person or persons who executed each of the documents on behalf of any person or entity other than an officer of Issuer, and the correctness and accuracy of the Issuer's representations and warranties contained in the Purchase Agreement and the statements in the Certificate. We have made no attempt to investigate or verify the accuracy and completeness of any document submitted to us upon which we have relied in giving our opinions expressed below.

        We have assumed that the Articles of Incorporation described at item (a) above are the only charter documents of Issuer on file with the Nevada Secretary of State and that the Bylaws described at item (b) above are the currently-effective Bylaws of the Issuer.


                                     A-5-2

        Attorneys involved in the preparation of this opinion are admitted to practice in the State of Nevada, and we do not express any opinion as to the laws of any jurisdiction other than the laws of the State of Nevada.

        Based upon and subject to the foregoing, we are of the opinion that, under Nevada law:

    1. The Issuer (a) is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada, and (b) has all requisite corporate or other power and authority, and has all Nevada governmental licenses, authorizations, consents and approvals necessary to own its property and carry on its business as described in the Certificate;

    2. The Issuer has all requisite corporate power and authority to execute, deliver and perform all of its obligations under the Note Documents to which it is a party and to consummate the Transactions and, without limitation, the Issuer has all requisite corporate power and authority to issue, sell and deliver and perform its obligations under the Notes;

    3. All of the outstanding shares of capital stock of the Issuer (as described in the Certificate) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

    4. The Original Notes have been duly authorized and, when executed by the Authorized Officers as provided in the Resolutions, will be duly executed;

    5. The Indenture has been duly authorized and, when executed by the Authorized Officers as provided in the Resolutions, will be duly executed;

    6. The Purchase Agreement has been duly authorized and, when executed by the Authorized Officers as provided in the Resolutions, will be duly executed;

    7. The Registration Rights Agreement has been duly authorized and, when executed by the Authorized Officers as provided in the Resolutions, will be duly executed;

    8. The execution, delivery and performance of the Purchase Agreement and the other Note Documents to which it is a party by the Issuer, the compliance by the Issuer with all provisions thereof, as applicable, and the consummation of the transactions contemplated thereby, as applicable, will not (i) require any consent, approval, authorization or other order of, or qualification with, any Nevada court or governmental body or agency (except as such as may be required under the securities or Blue Sky laws of Nevada), or (ii) in the case of the Issuer, conflict with our


                                     A-5-3
        constitute a breach of any of the terms or provisions of, or a default under, the charter or bylaws or other organizational documents of the Issuer.

        This opinion is being furnished only to you and is solely for your benefit and is not to be used, circulated, quoted, relied upon or otherwise referred to by any other party or entity. All of the opinions expressed herein are based upon the pertinent facts and laws in existence as of the date hereof. We expressly disclaim any obligation to advise you of changes to pertinent laws or facts that may hereafter come to our attention.

                                            Very truly yours,

                                            MARSHALL HILL CASSAS & de LIPKAU


                                     A-5-4

                                                                     EXHIBIT A-6

                   FORM OF OPINION OF SCHRECK BRIGNONE GODFREY

                The opinion of Schreck Brignone Godfrey, special Nevada counsel for the Company (capitalized terms not otherwise defined herein shall have the meanings provided in the Purchase Agreement, to which this is an Exhibit), to be delivered pursuant to Section 8(f) of the Purchase Agreement shall be to the effect that:

(i) the Company is a corporation duly organized and validly existing and in good standing under the laws of the jurisdiction of the State of Nevada, and has all requisite corporate power and authority to own its property and carry on its business as now being conducted as described in the Offering Memorandum;

(ii) the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Note Documents to which it is a party and to consummate the Transactions and, without limitation, the Company has all requisite corporate power and authority to issue, sell and deliver and perform its obligations under the Notes;

(iii) the Company has authorized capital stock of _______________ and such capital stock is not subject to any statutory preemptive or, to our knowledge, similar rights;

(iv) the Purchase Agreement has been duly authorized, executed and delivered by the Company;

(v) the Registration Rights Agreement has been duly authorized, executed and delivered by the Company;

(vi) the execution, delivery and performance of the Purchase Agreement and the other Note Documents to which it is a party by the Company, the compliance by the Company with all provisions thereof, as applicable, and the consummation of the transactions contemplated thereby, as applicable, will not (i) require any consent, approval, authorization or other order of, or qualification with, to our knowledge, any Nevada court, or any Nevada governmental body or agency (except as such as may be required under the securities or Blue Sky laws of Nevada (as to which we express no opinion)), or (ii) constitute a breach of any of the terms or provisions of, or a default under, the articles of incorporation or by-laws of the Company.


                                     A-6-1

                                                                     EXHIBIT A-7

                      FORM OF OPINION OF MAPLES AND CALDER


                                                                   June __, 2002
To:     The addressees named in the Schedule

Dear Sirs

                  WH Intermediate Holdings Ltd. (THE "COMPANY")

We have acted as counsel as to Cayman Islands law to the Company in connection with its incorporation and the issue of a guarantee by the Company pursuant to the Indenture (as defined below) in respect of the obligations of WH Acquisition Corp. (the "ISSUER") of up to US$165,000,000 aggregate principal amount of 11 3/4% Senior Subordinated Notes due 2010 denominated in US dollars (the "SECURITIES").

1       DOCUMENTS REVIEWED

We have reviewed originals, copies, drafts or conformed copies of the following documents:

1.1 the Certificate of Incorporation and Memorandum and Articles of Association of the Company as registered or adopted on 23rd May, 2002;

1.2 the written resolutions dated June __, 2002 and the corporate records of the Company maintained at its registered office in the Cayman Islands;

1.3 a Certificate of Good Standing issued by the Registrar of Companies (the "CERTIFICATE OF GOOD STANDING");

1.4 a certificate from a Director of the Company a copy of which is annexed hereto (the "DIRECTOR'S CERTIFICATE");

1.5 the Indenture dated as of ___ June, 2002 between the Issuer, The Bank of New York as Trustee and the Company, WH Luxembourg Holdings SARL, WH Luxembourg Intermediate Holdings SARL and WH Luxembourg CM SARL as Guarantors in respect of the Securities (the "INDENTURE");

1.6 the Registration Rights Agreement dated as of ___ June, 2002 between the Issuer, Herbalife International, Inc., UBS Warburg LLC as Initial Purchaser, the Company and the other Guarantors named therein;


                                     A-7-1

1.7 the Purchase Agreement dated as of 21st June, 2002 between the Issuer, Herbalife International, Inc., the Company and the other Guarantors named therein; and

1.8     the form of Guarantee set forth in Exhibit A to the Indenture.

The documents referred to in paragraphs 1.5 to 1.8 above are collectively referred to as the "TRANSACTION DOCUMENTS".

2       ASSUMPTIONS

The following opinion is given only as to, and based on, circumstances and matters of fact existing and known to us on the date of this opinion. This opinion only relates to the laws of the Cayman Islands which are in force on the date of this opinion. In giving this opinion we have relied (without further verification) upon the completeness and accuracy of the Director's Certificate and the Certificate of Good Standing. We have also relied upon the following assumptions, which we have not independently verified:

2.1 the Transaction Documents have been or will be authorised and duly executed and delivered by or on behalf of all relevant parties (other than the Company as a matter of Cayman Islands law) in accordance with all relevant laws (other than the laws of the Cayman Islands);

2.2 the Transaction Documents are, or will be, legal, valid, binding and enforceable against all relevant parties in accordance with their terms under the laws of the State of New York and all other relevant laws (other than the laws of the Cayman Islands);

2.3 the choice of the laws of the State of New York as the governing law of the Transaction Documents has been made in good faith and would be regarded as a valid and binding selection which will be upheld by the courts of the State of New York as a matter of the laws of the State of New York and all other relevant laws (other than the laws of the Cayman Islands);

2.4 copy documents, conformed copies or drafts of documents provided to us are true and complete copies of, or in the final forms of, the originals;

2.5     all signatures, initials and seals are genuine;

2.6 the power, authority and legal right of all parties under all relevant laws and regulations (other than the laws of the Cayman Islands) to enter into, execute, deliver and perform their respective obligations under the Transaction Documents; and


                                     A-7-2

2.7 there is nothing under any law (other than the law of the Cayman Islands) which would or might affect the opinions hereinafter appearing. Specifically, we have made no independent investigation of the laws of the State of New York.

3       OPINIONS

Based upon, and subject to, the foregoing assumptions and the qualifications set out below, and having regard to such legal considerations as we deem relevant, we are of the opinion that:

3.1 The Company has been duly incorporated as an exempted company with limited liability and is validly existing and in good standing under the laws of the Cayman Islands.

3.2 The Company has full power and authority under its Memorandum and Articles of Association to enter into, execute and perform its obligations under the Transaction Documents.

3.3 The execution and delivery of the Transaction Documents and the performance by the Company of its obligations thereunder do not conflict with or result in a breach of any of the terms or provisions of the Memorandum and Articles of Association of the Company or any law, public rule or regulation applicable to the Company in the Cayman Islands currently in force.

3.4 The execution, delivery and performance of the Transaction Documents has been authorised by and on behalf of the Company and, assuming the Transaction Documents have been executed and delivered by a director of the Company, the Transaction Documents have been duly executed and delivered on behalf of the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms.

3.5 No authorisations, consents, approvals, licenses, validations or exemptions are required by law from any governmental authorities or agencies or other official bodies in the Cayman Islands in connection with:

        3.5.1  the execution, creation or delivery of the Transaction Documents;

        3.5.2 subject to the payment of the appropriate stamp duty, enforcement of the Transaction Documents; or

        3.5.3 the performance by the Company of its obligations under any of the Transaction Documents.


                                     A-7-3

3.6 No taxes, fees or charges (other than stamp duty) are payable (either by direct assessment or withholding) to the government or other taxing authority in the Cayman Islands under the laws of the Cayman Islands in respect of:

        3.6.1  the execution or delivery of the Transaction Documents;

        3.6.2  the enforcement of the Transaction Documents;

        3.6.3  payments made under, or pursuant to, the Transaction Documents.

               The Cayman Islands currently have no form of income, corporate or capital gains tax and no estate duty, inheritance tax or gift tax.

3.7 The courts of the Cayman Islands will observe and give effect to the choice of the laws of the State of New York as the governing law of the Transaction Documents.

3.8 Based solely on our inspection of the Register of Writs and Other Originating process in the Grand Court of the Cayman Islands from the date of incorporation of the Company there were no actions or petitions pending against the Company in the courts of the Cayman Islands as at close of business in the Cayman Islands on [date on or before day opinion issued].

3.9 Although there is no statutory enforcement in the Cayman Islands of judgments obtained in the State of New York, the courts of the Cayman Islands will recognise a foreign judgment as the basis for a claim at common law in the Cayman Islands provided such judgment:

        3.9.1  is given by a competent foreign court;

        3.9.2 imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given;

        3.9.3  is final;

        3.9.4  is not in respect of taxes, a fine or a penalty; and

        3.9.5 was not obtained in a manner and is not of a kind the enforcement of which is contrary to the public policy of the Cayman Islands.

3.10 It is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of the Transaction Documents that any document be filed, recorded or


                                     A-7-4
        enrolled with any governmental authority or agency or any official body in the Cayman Islands.

4       QUALIFICATIONS

The opinions expressed above are subject to the following qualifications:

4.1 The term "ENFORCEABLE" as used above means that the obligations assumed by the Company under the Transaction Documents are of a type which the courts of the Cayman Islands will enforce. It does not mean that those obligations will necessarily be enforced in all circumstances in accordance with their terms. In particular:

        4.1.1 enforcement may be limited by bankruptcy, insolvency, liquidation, reorganisation, readjustment of debts or moratorium or other laws of general application relating to or affecting the rights of creditors;

        4.1.2 enforcement may be limited by general principles of equity. For example, equitable remedies such as specific performance may not be available, inter alia, where damages are considered to be an adequate remedy;

        4.1.3 some claims may become barred under the statutes of limitation or may be or become subject to defenses of set-off, counterclaim, estoppel and similar defenses;

        4.1.4 where obligations are to be performed in a jurisdiction outside the Cayman Islands, they may not be enforceable in the Cayman Islands to the extent that performance would be illegal under the laws of that jurisdiction;

        4.1.5 the Cayman Islands court has jurisdiction to give judgment in the currency of the relevant obligation and statutory rates of interest payable upon judgments will vary according to the currency of the judgment. If the Company becomes insolvent and is made subject to a liquidation proceeding, the Cayman Islands court will require all debts to be proved in a common currency, which is likely to be the "functional currency" of the Company determined in accordance with applicable accounting principles. Currency indemnity provisions have not been tested, so far as we are aware, in the courts of the Cayman Islands; and

        4.1.6 obligations to make payments that may be regarded as penalties will not be enforceable.

4.2 Cayman Islands stamp duty may be payable if the original Transaction Documents are brought to or executed in the Cayman Islands.


                                     A-7-5

4.3 To maintain the Company in good standing under the laws of the Cayman Islands, annual filing fees must be paid and returns made to the Registrar of Companies.

4.4 The obligations of the Company may be subject to restrictions pursuant to United Nations sanctions as implemented under the laws of the Cayman Islands.

4.5 A certificate, determination, calculation or designation of any party to the Transaction Documents as to any matter provided therein might be held by a Cayman Islands court not to be conclusive final and binding if, for example, it could be shown to have an unreasonable or arbitrary basis, or in the event of manifest error.

4.6 In principle a Cayman Islands court will award costs and disbursements in litigation in accordance with the relevant contractual provisions but there remains some uncertainty as to the way in which the rules of the Grand Court will be applied in practice. Whilst it is clear that costs incurred prior to judgment can be recovered in accordance with the contract, it is likely that post-judgment costs (to the extent recoverable at all) will be subject to taxation in accordance with Grand Court Rules Order 62.

4.7 We reserve our opinion as to the extent to which a Cayman Islands court would, in the event of any relevant illegality, sever the offending provisions and enforce the remainder of the transaction of which such provisions form a part, notwithstanding any express provisions in this regard.

4.8 We make no comment with regard to the references to foreign statutes in the Transaction Documents.

We express no view as to the commercial terms of the Transaction Documents or whether such terms represent the intentions of the parties and make no comment with regard to the representations which may be made by the Company.

This opinion is given as of the date shown and may not be relied upon as of any later date. This opinion may be relied upon by the addressees only. It may not be relied upon by any other person except with our prior written consent.

Yours faithfully,



MAPLES and CALDER


                                    SCHEDULE

                                     A-7-6

WH Intermediate Holdings Ltd.
P.O. Box 309GT, Ugland House,
South Church Street, George Town
Grand Cayman, Cayman Islands

UBS Warburg LLC
299 Park Avenue
New York, New York 10171

The Bank of New York
[address]


                                     A-7-7

                                                                     EXHIBIT A-8

                    FORM OF OPINION OF BONN SCHMITT STIECHEN


                                             UBS WARBURG LLC
                                             299, Park Avenue
                                             NEW-YORK, NEW-YORK 10171
                                             UNITED STATES OF AMERICA


                                             Luxembourg, June ___, 2002


                         WH LUXEMBOURG HOLDINGS S.A.R.L.
                  WH LUXEMBOURG INTERMEDIATE HOLDINGS S.A.R.L.
                            WH LUXEMBOURG CM S.A.R.L.

                (HEREINAFTER REFERRED TO AS THE "WH GUARANTORS")
                ------------------------------------------------

Dear Sirs,

        We have acted as Luxembourg counsel in connection with:

        - an indenture dated June ___, 2002 (hereinafter referred to as the "Indenture") between WH ACQUISITION CORP., a Nevada corporation, WH INTERMEDIATE HOLDINGS LIMITED, a Cayman Islands corporation, the WH Guarantors and the BANK OF NEW-YORK as trustee;

        - a registration rights agreement dated June __, 2002 (hereinafter referred to as the "Registration Rights Agreement") between WH ACQUISITION CORP., a Nevada corporation, the WH Guarantors and UBS WARBURG LLC; and

        - a purchase agreement dated June ___, 2002 (hereinafter referred to as the "Purchase Agreement") between WH ACQUISITION CORP., a Nevada corporation, HERBALIFE INTERNATIONAL, INC., a Nevada corporation, and the entities listed on the signature pages of the Agreement as guarantors, including the WH Guarantors.

        We have examined copies of the Indenture, the Registration Rights Agreement and the Purchase Agreement and such other documents as we have considered necessary.


                                     A-8-1

        We have not made any investigation of, and do not purport to express any opinion on, the law of any jurisdiction other than Luxembourg.

        We have assumed:

        (i) the capacity, power and authority of each of the parties (other than the WH Guarantors) to execute and deliver the Indenture, the Registration Rights Agreement and the Purchase Agreement (together the "DOCUMENTS");

        (ii) that the execution copies of the Documents correspond in substance to the drafts that were submitted to us;

        (iii) the due execution of the Documents by each of the parties (other than the WH Guarantors);

        (iv) the due delivery of the Documents by each of the parties (other than the WH Guarantors);

        (v) the conformity to original documents of all copy documents examined by us; and

        (vi) the validity of the Documents and all other documents related to this transaction under their governing laws (other than the laws of Luxembourg) and the laws governing the parties thereto (other than the WH Guarantors).

        Capitalised terms used herein but not otherwise defined shall have the meanings given to them in the Documents.

        Based upon and subject to the foregoing, we are of the following opinion:

        1. The WH Guarantors are corporations (societes a responsabilite limitee) duly organised and validly existing for an unlimited duration under the laws of Luxembourg and have the corporate capacity, power and authority to enter into the Documents and to carry out the transactions on the part of the WH Guarantors thereby contemplated. The WH Guarantors have not been declared bankrupt and, to the best of our knowledge, no steps have been taken for their winding up.

        2. The entry into and the execution, delivery and performance of the Documents has been duly authorised on behalf of each of the WH Guarantors.

        3. The Documents have been duly executed and delivered and the obligations of the WH Guarantors contained in the Documents constitute valid and legally binding


                                     A-8-2
obligations of the WH Guarantors enforceable against the WH Guarantors in accordance with their terms by the courts of Luxembourg.

        4. None of the WH Guarantors is in violation of its constitutional documents.

        5. The execution or delivery of the Documents or performance of any of the WH Guarantors' obligations under the Documents does not infringe or is not inconsistent with or a breach of or default under, any provision of the constitutional documents of any of the WH Guarantors or any Luxembourg law or regulation by which the WH Guarantors are bound and nothing in Luxembourg law or public policy will prevent the Documents from being enforced in the Luxembourg courts.

        6. Subject to the provisions of qualification (o), it is not necessary or advisable in order to ensure the legality, validity, enforceability or admissibility in evidence of any of the Documents that it or any other document be notarised or subject to any other formality or be filed, recorded, registered or enrolled with any court or authority in Luxembourg or that any other action be taken in relation to the same or any of them.

        7. There is no withholding or other tax or duty imposed by any law, rule or regulation in Luxembourg on any payment to be made by the WH Guarantors under any of the Documents, save that payments made pursuant to the Documents may constitute taxable income in the hands of recipients resident in Luxembourg and/or recipients not resident in Luxembourg but having a permanent establishment or a permanent representative in Luxembourg to which or to whom the Documents are attributable.

        8. If a Luxembourg court were to accept jurisdiction in any legal suit, action or proceeding arising out of or in connection with the Documents, it would accept, and give effect to, the choice of law provisions of the Documents.

        The opinions expressed herein are subject to the following qualifications:

        (a) the obligations of the parties under the Documents may be limited by the general principles of bankruptcy, insolvency, liquidation, reorganisation, reconstruction or other laws affecting the enforcement of creditors' rights generally (hereafter the "INSOLVENCY LAWS", and the relevant proceedings being referred to collectively as the "INSOLVENCY PROCEEDINGS"), and, in particular, in relation to the WH Guarantors:

        - during a gestion controlee (controlled management) procedure under the Grand-Ducal Decree dated May 24, 1935 on the procedure of gestion controlee, the rights of secured creditors are frozen until a final decision has been taken by the court as to the petition for controlled management;


                                     A-8-3

        - the obligations of the WH Guarantors under the Documents may be affected and, after their performance, subject to annulment by a court on the basis of Article 445 of the Luxembourg Code of Commerce, if the Documents have been entered into during the suspect period ("periode suspecte"), such period being determined by the court in the judgement opening the insolvency proceedings, and preceding the date of such judgement by a maximum of 6 months and 10 days, and if the Documents constitute or contain, or the performance of such obligations thereunder would constitute (i) a contract for the transfer of movable or immovable property done without consideration, or a contract or transaction done with notably insufficient consideration for the insolvent party, or
               (ii) a payment, whether in cash or by transfer, assignment, sale, set-off or otherwise for debts not yet due, or a payment other than in cash or bills of exchange for debts due, or (iii) a contractual or judiciary mortgage, pledge, or charge on the debtor's assets for previously contracted debts;

        - the obligations of the WH Guarantors under the Documents may be affected and after their performance, subject to annulment by a court on the basis of Article 446 of the Luxembourg Code of Commerce, if the Documents constitute or contain, or the performance of such obligations thereunder would constitute a payment for due debts or an onerous act done by the WH Guarantors after the stoppage of payments (such date as determined by the court) and prior to the judgement opening insolvency proceedings, if the counter-party that has received from or dealt with the WH Guarantors had knowledge of the stoppage of payments;

        - regardless of the date of execution and performance, the Documents may be declared null and void in relation to the WH Guarantors, if they have been entered into with the fraudulent intent of the parties thereto to deprive other creditors of the insolvent party of their rights (Article 448 of the Code of Commerce);

        - the obligations of the WH Guarantors may be affected or limited by the rights of the receiver liquidator or other court official appointed in the Insolvency Proceedings to selectively perform contracts profitable to the insolvent party's estate and renounce to the performance of contracts which are not profitable to the insolvent party's estate ("cherry-picking"), where such contracts have not been terminated automatically by the opening of the insolvency proceedings on the basis of an express contractual provision, or by operation of law;


                                     A-8-4

        (b) by application of article 203 of the Luxembourg Code on Commercial Companies a company not respecting any provision of Luxembourg criminal law or Luxembourg Law on Commercial Companies (especially but not limited to the obligations to lodge with the Register and publish the annual accounts) may be put into judicial liquidation upon the application of the Public Prosecutor;

        (c) the rights and obligations of the parties under the Documents may be limited by general principles of criminal law, including but not limited to criminal freezing orders;

        (d) whilst, in the event of any proceedings being brought in a Luxembourg court in respect of a monetary obligation expressed to be payable in a currency other than Euro, a Luxembourg court would have power to give judgement expressed as an order to pay a currency other than Euro, enforcement of the judgement against the WH Guarantors in Luxembourg would be available only in Euro and for such purposes all claims or debts would be converted into Euro;

        (e) a Luxembourg court may stay proceedings if concurrent proceedings are being brought elsewhere;

        (f) the expression valid and binding in paragraph 3 above means that the obligations expressed to be assumed under the Documents are of a type which the Luxembourg courts would treat as valid and binding. It does not mean that these obligations will necessarily be enforced in all circumstances in accordance with their terms, as to which reference is made to the other qualifications expressed in this opinion and to the fact that a remedy such as specific performance or the issue of an injunction or a remedy such as termination for breach of contract are discretionary. In particular, notwithstanding any agreement purporting to confer the availability of any remedy, such remedy may not be available where damages instead of specific performance or specific performance instead of termination for breach of contract are considered by the court to be an adequate alternative remedy;

        (g) a contractual provision conferring or imposing a remedy, an obligation or penalty consequent upon default may not be fully enforceable if it were construed by a Luxembourg court as constituting an excessive pecuniary remedy;

        (h) a Luxembourg court may refuse to give effect to a purported contractual obligation to pay costs imposed upon another party in respect of the costs of any unsuccessful litigation brought against that party before a Luxembourg court and a Luxembourg court may not award by way of costs all of the expenditure incurred by a successful litigant in proceeding brought before such court;

        (i) with respect to provisions under which determination of circumstances or certification by any party is stated or implied to be conclusive and binding upon the WH


                                     A-8-5

Guarantors, a Luxembourg court would be authorised to examine whether such determination occurred in good faith;

        (j) claims may become barred under the statute of limitations or may be or become subject to defences of set-off or counterclaim. As a principle, in commercial matters, claims are barred at the end of ten years and claims relating to interests at the end of five years;

        (k) the Luxembourg courts would not apply a chosen foreign law if the choice was not made bona fide and/or if:

            -   the foreign law was not pleaded and proved; or

            - if pleaded and proved, such foreign law would be contrary to the mandatory rules of Luxembourg law or manifestly incompatible with Luxembourg international public policy or public order;

        (l) a Luxembourg court may refuse to apply the chosen governing law:

            - if all elements of the matter are localised in a country other than the jurisdiction of the chosen governing law in which case it may apply the imperative laws of that jurisdiction; or

            - if the agreement has a strong connection to another jurisdiction and certain laws of that jurisdiction are applicable regardless of the chosen governing law ("lois de police"), in which case it may apply those laws; or

            - if a party is subject to insolvency proceedings, in which case it apply the insolvency laws of the jurisdiction in which such insolvency proceedings have been regularly opened to the effects of such insolvency;

        (m) notwithstanding the jurisdiction clause contained in the Documents, Luxembourg courts would have in principle jurisdiction for any conservatory or provisional action in connection with assets located in Luxembourg and such action would most likely be governed by Luxembourg law;

        7. the admissibility as evidence of the Documents before a Luxembourg court or Public Authority to which the Documents are produced may require that the Documents be accompanied by a complete or partial translation in the French or German language;

        8. although such orders are rarely made in practice, Luxembourg courts may require the prior registration of the Documents, or any other document if they were to be


                                     A-8-6
produced in a Luxembourg court action, in which case a registration duty would become payable;

        9. no opinion is given as to whether the performance of the Documents would cause any borrowing limits, debt/equity ratios, prudential, regulatory or other applicable ratios or borrowing limits to be exceeded or as to the consequences thereof;

        10. other than as referred to in paragraph 6, no opinion is expressed on any tax consequences of the transactions considered;

        11. no opinion is expressed or implied in relation to the accuracy of any representation or warranty given by or concerning any of the parties to the Documents or whether such parties or any of them have complied with or will comply with any covenant or undertaking given by them or the terms and conditions of any obligations binding upon them;

        12. a severability clause may be ineffective if a Luxembourg court considers that the illegal, invalid or unenforceable clause was a substantive or material clause;

        13. as regards the enforcement in Luxembourg of a civil or commercial judgement delivered in a court of a state different from the Signatory States of the Brussels or the Lugano Convention which is expressed to have jurisdiction in the Documents (the "Court"), such enforcement would make it necessary to commence recognition and enforcement proceedings before the Luxembourg courts and, in this respect, (i) the enforceable nature of such judgement, (ii) the international jurisdiction of the Court in light of the Luxembourg applicable rules, (iii) the jurisdiction of the Court in light of its own domestic applicable rules, (iv) the application of the appropriate law as determined by the Luxembourg rules of conflict of laws, (v) the compliance with the rules of procedure as determined by the law applicable to the Court and (vi) the compliance of such judgement with Luxembourg public order ("ordre public") would be examined;

        14. a company which has been incorporated, but whose articles of incorporation have not yet been published in the Memorial C will not be entitled to start any legal proceedings as plaintiff until such publication has been made;

        15. we express no opinion as regards the enforceability of any security interest (including any guarantee) in the Documents in case the security interest was called in an abusive manner.

        This opinion is given to you for use in connection with the entry into of Documents. It may not be relied upon by any other person or used for any other purpose and neither its contents nor its existence may be disclosed without our written consent, save that its delivery may be referred to as a condition of the closing and it may be disclosed to (but may not be relied upon by) your legal advisors.


                                     A-8-7

        This opinion is governed by Luxembourg law and Luxembourg courts shall have exclusive jurisdiction thereon.

                                            Yours faithfully,



                                            BONN  SCHMITT  STEICHEN



                                     A-8-8

                                                                     EXHIBIT A-9

                    FORM OF OPINION OF CHADBOURNE & PARKE LLP

            The opinion of Chadbourne & Parke LLP, special counsel to Whitney V., L.P. (the "SPONSOR") and Whitney Equity Partners V, LLC (the "GENERAL PARTNER") with regard to the Whitney Support Agreement (capitalized terms not otherwise defined herein shall have the meanings provided in the Purchase Agreement, to which this is an Exhibit), to be delivered pursuant to Section 8(f) of the Purchase Agreement shall be to the effect that:


(vii) The Sponsor is a limited partnership duly formed, validly existing and in good standing under the Delaware Revised Uniform Limited Partnership Act, as amended (the "Partnership Act"), and has all partnership power and authority under the Partnership Act and its limited partnership agreement required to carry on its business as now conducted;

(viii) The General Partner is a limited liability company duly formed, validly existing and in good standing under the Delaware Limited Liability Company Act, as amended, and has all company and partnership power and authority to act as the general partner of the Sponsor and to enter into the Whitney Support Agreement on behalf of the Sponsor;

(ix) The General Partner has duly take or caused to be taken all necessary company and partnership action to authorize the execution and delivery of the Whitney Support Agreement on behalf of the Sponsor.

(x) The Sponsor has the partnership power and authority to enter into the Whitney Support Agreement and to perform its obligations thereunder and has, by proper partnership action, duly authorized the execution and delivery of the Whitney Support Agreement and the performance of its obligations thereunder.

(xi) The Whitney Support Agreement has been duly executed and delivered by the Sponsor.

(xii) The Whitney Support Agreement constitutes a legal, valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with its terms.

(xiii) The execution and deliver of the Whitney Support Agreement by the Sponsor and the performance of the obligations thereunder will not violate, represent a breach of or constitute a default under any provision of the certificate of limited partnership or the limited partnership agreement of the Sponsor.


                                     A-9-1

                                                                    EXHIBIT A-10

                       FORM OF OPINION OF KIRKLAND & ELLIS

            The opinion of Kirkland & Ellis, special counsel to Golden Gate Capital Management, L.L.C. (the "GENERAL PARTNER"), as general partner of CCG Investments (BVI), L.P. (the "Fund") with regard to the Golden Gate Support Agreement (capitalized terms not otherwise defined herein shall have the meanings provided in the Purchase Agreement, to which this is an Exhibit), to be delivered pursuant to Section 8(f) of the Purchase Agreement shall be to the effect that:

(i) The General Partner is a limited liability company duly formed, validly existing and in good standing under the Delaware Limited Liability Company Act.

(ii) The General Partner, in its capacity as general partner of the Fund, has all limited liability company power to enter into the Golden Gate Support Agreement on behalf of the Fund.

(iii The General Partner's Board of managers have, by unanimous written resolution, authorized the General Partner's execution and delivery of the Golden Gate Support Agreement on behalf of the Fund.



                                     A-10-1

                                                                    EXHIBIT A-10

                  FORM OF OPINION OF HARNEY WESTWOOD & RIEGELS

            The opinion of Harney Westwood & Riegels, special counsel to CCG Investments (BVI) L.P. (the "SPONSOR") with regard to the Golden Gate Support Agreement (capitalized terms not otherwise defined herein shall have the meanings provided in the Purchase Agreement, to which this is an Exhibit), to be delivered pursuant to Section 8(f) of the Purchase Agreement shall be to the effect that:


(xiv) The Sponsor is a limited partnership duly formed, validly existing and in good standing under the Partnership Act, 1996, as amended (the "Partnership Act") and has all partnership power and authority under the Partnership Act the Articles required to carry on its business in accordance therewith;

(xv) The Sponsor has the partnership power and authority to enter into the Golden Gate Support Agreement and to perform its obligations thereunder and has, by proper partnership action, duly authorized the execution and delivery of the Golden Gate Support Agreement and the performance of its obligations thereunder.

(xvi) The Golden Gate Support Agreement has been duly executed and delivered by the Sponsor.

(xvii) The Golden Gate Support Agreement constitutes a legal, valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with its terms.

(xviii) The execution and deliver of the Golden Gate Support Agreement by the Sponsor and the performance of the obligations thereunder will not violate, represent a breach of or constitute a default under any provision of the Certificate of Limited Partnership or the Articles.

(xix) It is not necessary under the laws of the British Virgin Islands (a) in order to enable you to enforce your rights under the Golden Gate Support Agreement or (b) by reason of the execution, delivery or performance of the Golden Gate Support Agreement, that you be licensed, qualified or entitled to carry on business in the Business Virgin Islands and you are not and will not be resident, domiciled, carrying on business or subject to taxation in the British Virgin Islands by reason only of the execution, delivery, performance or enforcement of the Golden Gate Support Agreement.


                                     A-11-1

                                                                       EXHIBIT B


                              WH ACQUISITION CORP.

             $165,000,000 11 3/4% SENIOR SUBORDINATED NOTES DUE 2010

                        JOINDER TO THE PURCHASE AGREEMENT


                                                              ____________, 2002
                                                              New York, New York


UBS WARBURG LLC
299 Park Avenue
New York, New York  10171


Ladies and Gentlemen:

            Reference is made to the Purchase Agreement (the "PURCHASE AGREEMENT") dated June 21, 2002, among WH Acquisition Corp., a Nevada corporation (the "ISSUER"), Herbalife International, Inc., a Nevada corporation (the "COMPANY") and UBS Warburg LLC, (the "INITIAL PURCHASER"), concerning the purchase of the Notes from the Issuer by the Initial Purchaser. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Purchase Agreement. This is the agreement referred to in
Section 17 of the Purchase Agreement.

            The Issuer and each of the Herbalife Guarantors listed on Schedule I hereto agree that this letter agreement is being executed and delivered in connection with the issue and sale of the Notes pursuant to the Purchase Agreement and to induce the Initial Purchase to purchase the Notes thereunder and is being executed concurrently with the consummation of the Merger.

            1. Joinder. Each of the parties hereto hereby agrees to become bound by the terms, conditions and other provisions of the Purchase Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named as a Guarantor therein and as if such party executed the Purchase Agreement on the date thereof.

            2. Representations, Warranties and Agreements of the Guarantors. Each of the Guarantors represent and warrant to, and agree with, the Initial Purchaser on and as of the date hereof that:

            (a) such Guarantor has all requisite power and authority (corporate or otherwise) to execute and deliver this letter agreement and all requisite power and authority (corporate or otherwise) required to be taken for the due and proper authorization, execution, delivery and performance of this letter agreement and the consummation of the transactions contemplated hereby has been duly and validly taken; this letter agreement has been duly authorized, executed and delivered by such Guarantor.

            (b) the representations, warranties and agreements of such Guarantor set forth in Section 5 of the Purchase Agreement are true and correct on and as of the date hereof.

            3. Governing Law. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

            4. Counterparts. This letter agreement may be executed in one or more counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

            5. Amendments. No amendment or waiver of any provision of this letter agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

            6. Headings. The headings herein are inserted for the convenience of reference only and are not intended to be part of, of to affect the meaning or interpretation of, this letter agreement.

                            [signature page follows]

            If the foregoing is in accordance with your understanding of this letter agreement, kindly sign and return to us a counterpart thereof, whereupon this instrument will become a binding agreement between the Issuer, the Company, the Guarantors and the Initial Purchaser in accordance with its terms.

                                            Very truly yours,

                                            [GUARANTOR]

                                            By:
                                                ----------------------------


Accepted              , 2002
         -------------


UBS WARBURG LLC


By: /s/
    ------------------------

                                                                         ANNEX A


                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                   [ATTACHED]




                                   Annex A-1

                                                                         ANNEX B

                     FORM OF SECURITY AND CONTROL AGREEMENT

                                   [ATTACHED]



                                   Annex B-1

                                                                       ANNEX C-1

                        FORM OF WHITNEY SUPPORT AGREEMENT

                   COLLATERAL SUPPORT AND ASSIGNMENT AGREEMENT

            THIS COLLATERAL SUPPORT AND ASSIGNMENT AGREEMENT, is dated as of June __, 2002 (as amended, supplemented, restated or otherwise modified from time to time, this "Agreement"), and is entered into by and among WH Acquisition Corp, a Nevada corporation (the "Company"), Whitney V, L.P., a Delaware limited partnership (the "Sponsor"), Whitney Equity Partners V, LLC, a Delaware limited liability company, the general partner of the Sponsor (the "General Partner") and The Bank of New York, as trustee (the "Trustee") under the Indenture referred to below.

                                   WITNESSETH

            WHEREAS, pursuant to an agreement and plan of merger, dated as of April 10, 2002 (the "Merger Agreement"), by and among WH Holdings (Cayman Islands) Ltd., a Cayman Islands corporation, the Company and Herbalife International, Inc., a Nevada corporation ("Herbalife"), the Company has agreed to merge with and into Herbalife (the "Merger") with Herbalife continuing as the surviving corporation and wholly-owned subsidiary of WH Holdings (Cayman Islands) Ltd.;

            WHEREAS, the Company is issuing on the date hereof $165,000,000 aggregate principal amount of 11 3/4% Senior Subordinated Notes due 2010 (and any notes that may from time to time be issued in substitution therefor, the "Notes"). The Notes will be issued pursuant to an indenture, dated as of the date hereof, by and among the Company, the guarantors signatory thereto and the Trustee (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture");

            WHEREAS, the Company has entered into a Security and Control Agreement, dated as of the date hereof (the "Security and Control Agreement"), by and among the Company, the Trustee, and The Bank of New York, as securities intermediary (the "Securities Intermediary"), pursuant to which the Company has agreed to place the net proceeds of the offering of the Notes in a secured proceeds account pending the completion of the Merger;

            WHEREAS, under the terms of the Indenture,

                (a) If (i) the Merger has not occurred prior to the close of business on August 31, 2002, or (ii) the Company has determined that the Merger will not occur by that date on substantially the terms set forth in the Merger Agreement and the Offering Memorandum (each, a "Triggering Event"), the Company shall, in accordance with the procedures set forth in the Indenture, redeem (a "Mandatory Redemption") all of the outstanding Notes, for a price equal to 101% of their principal amount, plus accrued and


                                  Annex C-1-1
unpaid interest thereon through the redemption date, together with Liquidated Damages, if any (the "Mandatory Redemption Price"). The Mandatory Redemption must occur no later than 10 Business Days after the Triggering Event (the "Mandatory Redemption Date"); and

            WHEREAS, it is a condition precedent to the issuance and sale of the Notes that the Sponsor enter into this Agreement to provide support for the obligations of the Company in connection with any Mandatory Redemption.

            NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. DEFINITIONS. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided in the Indenture. Capitalized terms defined herein and also defined in the Indenture shall have the meanings provided herein. In addition, the following terms shall have the following meanings:

            "Fully Satisfied" means, with respect to the Support Obligation as of any date, that, as of such date, (a) the Support Obligation shall have been paid in full in cash and, (b) all fees, expenses and other amounts then due and payable under this Agreement shall have been paid in cash.

            "Material Adverse Effect" means a material adverse effect on (i) the ability of the Sponsor to perform any material obligation under this Agreement or (ii) the material rights and remedies of the Trustee under this Agreement.

            "Partners" means a collective reference to all of the partners of the Sponsor.

            "Transaction Documents" means the Indenture, the Notes, the Registration Rights Agreement and the Security and Control Agreement, collectively.

            SECTION 2. COLLATERAL SUPPORT OBLIGATION.

            (a) Support Obligation. If a Triggering Event occurs, the Sponsor shall, on or prior to the Mandatory Redemption Date, make a capital contribution to the Company in an amount equal to: (i) the Mandatory Redemption Price, minus
(ii) the net liquidation proceeds (after deducting any applicable Securities Intermediary and Trustee fees and charges) delivered to the Trustee in accordance with Section 6.2 of the Security and Control Agreement (the obligation to make such payment, the "Support Obligation").

            (b) Limitation of Support Obligation. Notwithstanding the provisions of clause (a) of this Section 2, the Sponsor shall have no obligation hereunder to make any contribution to the Company in respect of any amount of the Support Obligation that has been previously funded by any other Person.


                                  Annex C-1-2

            SECTION 3. ASSIGNMENT TO TRUSTEE. The Company hereby unconditionally and irrevocably assigns, transfers, conveys, contributes, delivers and sets over to the Trustee all right, title and interest of the Company in and to the Support Obligation (the "Assignment"). The Assignment is an absolute assignment and not a transfer for security. The Trustee hereby accepts the Assignment of the Support Obligation. The Sponsor hereby consents to the Assignment. The Assignment shall take effect as of the date hereof.

            SECTION 4. OBLIGATIONS UNCONDITIONAL. The obligations of the Sponsor under Section 2 hereof are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Transaction Documents, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for the Support Obligation, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of all parties that the Sponsor's Support Obligation shall be absolute and unconditional under any and all circumstances.

            With respect to its obligations hereunder, the Sponsor hereby waives diligence, presentment, demand of payment, protest, all notices whatsoever, and any requirement that the Trustee or Securities Intermediary exhaust any right, power or remedy or proceed against any Person under any Transaction Document or any other agreement or instrument referred to in the Transaction Documents, or against any other Person under any other guarantee of, or security for, the Support Obligation, except that upon closing of the Merger Sponsor shall be released.

            SECTION 5. REINSTATEMENT. Neither the Support Obligation nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Company or any guarantor, by reason of the Company's or any guarantor's bankruptcy or insolvency or by reason of the invalidity or unenforceability of all or any portion of the Support Obligation. The obligations of the Sponsor under this Agreement shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Support Obligation is rescinded or must be otherwise restored by any holder of the Support Obligation, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

            SECTION 6. CERTAIN ADDITIONAL WAIVERS. The Sponsor agrees that this Agreement may be enforced by the Trustee without the necessity of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse under the Indenture or any collateral securing the Support Obligation or otherwise, and the Sponsor agrees not to assert any right to require the Trustee proceed against the Company or any other Person or to require the Trustee pursue any other remedy or enforce any other right. The Sponsor further acknowledges and agrees that nothing contained in this Agreement shall


                                  Annex C-1-3
prevent the Trustee from suing any other Person in respect of the Support Obligation, foreclosing on any security interest or lien on any collateral securing the Support Obligation or from exercising any other right available to the Trustee in respect of the Support Obligation, if the Sponsor does not timely perform the Support Obligation. The exercise of any of such rights and completion of any such foreclosure proceedings shall not constitute a discharge of the Sponsor's obligations hereunder unless as a result thereof the Support Obligation shall have been Fully Satisfied, it being all parties' purpose and intent that the Support Obligation is absolute, irrevocable, independent and unconditional under all circumstances, except as such obligations may be terminated in accordance with the terms hereof.

            SECTION 7. CALIFORNIA WAIVERS. For purposes of this Section 7 only, references to the "principal" include the Sponsor and references to the "creditor" includes the Trustee. In accordance with Section 2856 of the California Civil Code, the Sponsor waives all rights and defenses (i) available to it by reason of Sections 2787 through 2855, 2899, and 3433 of the California Civil Code, including all rights or defenses it may have by reason of protection afforded to the principal with respect to the Support Obligation, or to any other person liable for the Support Obligation, in either case in accordance with the antideficiency or other laws of the State of California limiting or discharging the principal's Indebtedness or such person's obligations, including Sections 580a, 580b, 580d and 726 of the California Code of Civil Procedure; and
(ii) arising out of an election of remedies by the creditor, even though such election, such as a nonjudicial foreclosure with respect to security for Support Obligation (or any obligation of any other person of the Support Obligation), has destroyed the Sponsor's right of subrogation and reimbursement against the principal (or such other person), by operation of Section 580d of the California Code of Civil Procedure or otherwise. No other provision of this Agreement shall be construed as limiting the generality of any of the covenants and waivers set forth in this Section 7. As provided below, this Agreement shall be governed by, and shall be construed and enforced in accordance with the laws of the State of New York. This Section 7 is included solely out of an abundance of caution, and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Agreement or to the Support Obligation.

            SECTION 8. REPRESENTATIONS AND WARRANTIES. The Sponsor hereby represents and warrants to the Trustee and the Company that:

            (a) Existence and Power. The Sponsor is a limited partnership duly formed, validly existing and in good standing under the State of Delaware, is in good standing as a foreign limited partnership in each other jurisdiction where ownership of its properties or the conduct of its business requires it to be so (except to the extent that the failure to be in good standing as a foreign limited partnership would not have a Material Adverse Effect), and has all power and authority under such laws and the Limited Partnership Agreement and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.


                                  Annex C-1-4

            (b) Authorization. The Sponsor has the power and authority to enter into this Agreement, to perform its obligations hereunder and consummate the transactions contemplated hereby and has by proper action duly authorized the execution and delivery of this Agreement.

            (c) No Conflicts or Consents. Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated herein, nor the performance of and compliance with the terms and provisions hereof will (i) violate or conflict with any provision of the Limited Partnership Agreement or other governance document, (ii) violate any material law, regulation, order, writ, judgment, injunction, decree or permit applicable to the Sponsor, (iii) violate or materially conflict with material contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which the Sponsor is a party or by which it may be bound or (iv) result in or require the creation of any material lien, security interest or other charge or encumbrance (other than those contemplated in or in connection with this Agreement) upon or with respect to the Sponsor's properties.

            (d) Consents. No consent, approval, authorization or order of, or filing, registration or qualification with, any Person which has not been obtained is required in connection with the execution, delivery or performance of this Agreement by the Sponsor.

            (e) Enforceable Obligations. This Agreement has been duly executed and delivered by the Sponsor and constitutes the legal, valid and binding obligation of the Sponsor, enforceable in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

            (i) Adequate Capital Commitments. The Sponsor has adequate capital commitments from the Partners to satisfy its Support Obligations.

            SECTION 9. COVENANTS. The Sponsor hereby covenants and agrees with the Trustee that so long as this Agreement is in effect:

            (a) Preservation of Existence and Franchises. The Sponsor will do, or cause to be done, all things necessary to preserve and keep in full force and effect its existence, material rights, material franchises and authority.

            (b) Compliance with Law. The Sponsor will comply in all material respects with all applicable laws, rules, regulations and orders of, and all applicable restrictions imposed by, all applicable governmental bodies, foreign or domestic, or authorities and agencies thereof (including quasi-governmental authorities and agencies), in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls).


                                  Annex C-1-5

            (c) Nature of Business. The Sponsor will not engage in any business activity that is not permitted by its limited partnership agreement.

            (d) Consolidation or Merger. The Sponsor will not dissolve, liquidate in its entirety, or wind up its affairs, or enter into any transaction of merger or consolidation.

            (e) Adequate Capital Commitments. The Sponsor will cause the capital commitments from the Partners at all times to be sufficient to satisfy its Support Obligations.

            (f) Requests for Capital Contributions. Upon the occurrence of a Triggering Event, the General Partner to take all steps required to cause the Partners to make capital contributions in an aggregate amount (taken together with any corresponding capital contribution by the General Partner and any amounts to be provided in respect of the Support Obligation by Persons other than the Sponsor) at least equal to the Support Obligation no later than four Business Days following the Triggering Event.

            SECTION 10. ADDITIONAL LIABILITY OF THE SPONSOR. If the Sponsor is or becomes liable for any indebtedness owing by the Company to the Trustee by endorsement or otherwise other than under this Agreement, such liability shall not be in any manner impaired or reduced hereby but shall have all and the same force and effect it would have had if this Agreement had not existed and the Sponsor's liability hereunder shall not be in any manner' impaired or reduced thereby.

            SECTION 11. NO WAIVER; CUMULATIVE RIGHTS. No failure or delay on the part of the Trustee in exercising any right, power or privilege hereunder or under any other Transaction Document and no course of dealing between the Trustee and the Company or the Sponsor shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Transaction Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Trustee would otherwise have. No notice to or demand on the Company or the Sponsor in any case shall entitle either of them to any other or further notice or demand in similar or other circumstances or constitute a waiver of any rights of the Trustee.

            SECTION 12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding on and enforceable against the Sponsor and its successors and assigns. The Sponsor may not assign or transfer any of its obligations hereunder without prior written consent of the Trustee.

            SECTION 13. MODIFICATIONS. This Agreement and the provisions hereof may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the Sponsor and the Trustee. Without limiting the generality of the immediately preceding sentence, no action under and in accordance with Article IX of the Indenture to effectuate any amendment, change, waiver, discharge or termination in respect of any event or


                                  Annex C-1-6
condition constituting a Default shall be effective to amend, change, waive, discharge or terminate any provision of this Agreement.

            SECTION 14. NOTICES. Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set out below, (c) on the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) on the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the address set forth below or such other address as a party may specify by written notice to the other parties hereto:

                      if to the Sponsor:

                             Whitney V, L.P.
                             c/o Whitney & Co., LLC
                             177 Broad Street
                             Stamford, Connecticut 06901
                             Attention:  General Counsel
                             Telecopier:  (203) 973-1422

                      with a copy to:

                             Chadbourne & Parke LLP
                             30 Rockefeller Plaza
                             New York, NY 10112
                             Attention:  Bruce Rader, Esq.
                             Telecopier:  (212) 541-5369

                      if to the General Partner:

                             Whitney Equity Partners V, LLC
                             c/o Whitney & Co., LLC
                             177 Broad Street
                             Stamford, Connecticut 06901
                             Attention:  General Counsel
                             Telecopier:  (203) 973-1422

                      with a copy to:

                             Chadbourne & Parke LLP
                             30 Rockefeller Plaza
                             New York, NY 10112
                             Attention:  Bruce Rader, Esq.
                             Telecopier:  (212) 541-5369


                                  Annex C-1-7
                      if to the Company:

                             WH Acquisition Corp.
                             c/o Whitney & Co., LLC
                             177 Broad Street
                             Stamford, Connecticut 06901
                             Attention:  General Counsel
                             Telecopier:  (203) 973-1422

                      with a copy to:

                             Chadbourne & Parke LLP
                             30 Rockefeller Plaza
                             New York, NY 10112
                             Attention:  Bruce Rader, Esq.
                             Telecopier:  (212) 541-5369

                      if to the Trustee:

                             The Bank of New York
                             15 Broad Street, 26th Floor
                             New York, NY 10005
                             Attention:  Global Finance Unit
                             Telecopier:  (212) 235-2531


            SECTION 15. SEVERABILITY. If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provision.

            SECTION 16. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.


                                  Annex C-1-8

            SECTION 17. HEADINGS. The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provisions hereof.

            SECTION 18. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each constituting an original, but all together one and the same instrument. Delivery by facsimile by any party hereto of an executed counterpart of this Agreement shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.

            SECTION 19. TERM OF AGREEMENT. This Agreement shall continue in full force and effect until the earlier of (i) the date upon which all of the Notes are redeemed pursuant to Section 3.8 of the Indenture and (ii) the date the Merger is consummated, and following any such termination, Sponsor shall have no further liability hereunder.


                                  Annex C-1-9

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                        WH ACQUISITION CORP.


                                        By: /s/
                                            ------------------------------------
                                               Name:
                                               Title:


                                        WHITNEY V, L.P.

                                        By: WHITNEY EQUITY PARTNERS V, L.L.C.,
                                        its General Partner

                                        By: /s/
                                            ------------------------------------
                                        its Managing Member


                                        By: /s/
                                            ------------------------------------
                                               Name:
                                               Title:


                                        WHITNEY EQUITY PARTNERS V, L.L.C.

                                        By: /s/
                                            ------------------------------------
                                        its Managing Member


                                        By: /s/
                                            ------------------------------------
                                               Name:
                                               Title:

                                        THE BANK OF NEW YORK,
                                        as trustee


                                        By: /s/
                                            ------------------------------------
                                               Name:
                                               Title:


                                  Annex C-1-10

                                                                       ANNEX C-1

                      FORM OF GOLDEN GATE SUPPORT AGREEMENT

                   COLLATERAL SUPPORT AND ASSIGNMENT AGREEMENT

            THIS COLLATERAL SUPPORT AND ASSIGNMENT AGREEMENT, is dated as of June __, 2002 (as amended, supplemented, restated or otherwise modified from time to time, this "Agreement"), and is entered into by and among WH Acquisition Corp, a Nevada corporation (the "Company"), CCG Investments (BVI), L.P., a British Virgin Islands limited partnership (the "Sponsor"), Golden Gate Capital Management, L.L.C., a Delaware limited liability company, the general partner of the Sponsor (the "General Partner") and The Bank of New York, as trustee (the "Trustee") under the Indenture referred to below.

                                   WITNESSETH

            WHEREAS, pursuant to an agreement and plan of merger, dated as of April 10, 2002 (the "Merger Agreement"), by and among WH Holdings (Cayman Islands) Ltd., a Cayman Islands corporation, the Company and Herbalife International, Inc., a Nevada corporation ("Herbalife"), the Company has agreed to merge with and into Herbalife (the "Merger") with Herbalife continuing as the surviving corporation and wholly-owned subsidiary of WH Holdings (Cayman Islands) Ltd.;

            WHEREAS, the Company is issuing on the date hereof $165,000,000 aggregate principal amount of 11 3/4% Senior Subordinated Notes due 2010 (and any notes that may from time to time be issued in substitution therefor, the "Notes"). The Notes will be issued pursuant to an indenture, dated as of the date hereof, by and among the Company, the guarantors signatory thereto and the Trustee (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture");

            WHEREAS, the Company has entered into a Security and Control Agreement, dated as of the date hereof (the "Security and Control Agreement"), by and among the Company, the Trustee, and The Bank of New York, as securities intermediary (the "Securities Intermediary"), pursuant to which the Company has agreed to place the net proceeds of the offering of the Notes in a secured proceeds account pending the completion of the Merger;

            WHEREAS, under the terms of the Indenture,

                (a) If (i) the Merger has not occurred prior to the close of business on August 31, 2002, or (ii) the Company has determined that the Merger will not occur by that date on substantially the terms set forth in the Merger Agreement and the Offering Memorandum (each, a "Triggering Event"), the Company shall, in accordance with the procedures set forth in the Indenture, redeem (a "Mandatory Redemption") all of the outstanding Notes, for a price equal to 101% of their principal amount, plus accrued and


                                  Annex C-2-1
unpaid interest thereon through the redemption date, together with Liquidated Damages, if any (the "Mandatory Redemption Price"). The Mandatory Redemption must occur no later than 10 Business Days after the Triggering Event (the "Mandatory Redemption Date"); and

            WHEREAS, it is a condition precedent to the issuance and sale of the Notes that the Sponsor enter into this Agreement to provide support for the obligations of the Company in connection with any Mandatory Redemption.

            NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. DEFINITIONS. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided in the Indenture. Capitalized terms defined herein and also defined in the Indenture shall have the meanings provided herein. In addition, the following terms shall have the following meanings:

            "Fully Satisfied" means, with respect to the Support Obligation as of any date, that, as of such date, (a) the Support Obligation shall have been paid in full in cash and, (b) all fees, expenses and other amounts then due and payable under this Agreement shall have been paid in cash.

            "Material Adverse Effect" means a material adverse effect on (i) the ability of the Sponsor to perform any material obligation under this Agreement or (ii) the material rights and remedies of the Trustee under this Agreement.

            "Partners" means a collective reference to all of the partners of the Sponsor.

            "Transaction Documents" means the Indenture, the Notes, the Registration Rights Agreement and the Security and Control Agreement, collectively.

            SECTION 2. COLLATERAL SUPPORT OBLIGATION.

            (a) Support Obligation. If a Triggering Event occurs, the Sponsor shall, on or prior to the Mandatory Redemption Date, make a capital contribution to the Company in an amount equal to: (i) the Mandatory Redemption Price, minus
(ii) the net liquidation proceeds (after deducting any applicable Securities Intermediary and Trustee fees and charges) delivered to the Trustee in accordance with Section 6.2 of the Security and Control Agreement (the obligation to make such payment, the "Support Obligation").

            (b) Limitation of Support Obligation. Notwithstanding the provisions of clause (a) of this Section 2, the Sponsor shall have no obligation hereunder to make any contribution to the Company in respect of any amount of the Support Obligation that has been previously funded by any other Person.


                                  Annex C-2-2

            SECTION 3. ASSIGNMENT TO TRUSTEE. The Company hereby unconditionally and irrevocably assigns, transfers, conveys, contributes, delivers and sets over to the Trustee all right, title and interest of the Company in and to the Support Obligation (the "Assignment"). The Assignment is an absolute assignment and not a transfer for security. The Trustee hereby accepts the Assignment of the Support Obligation. The Sponsor hereby consents to the Assignment. The Assignment shall take effect as of the date hereof.

            SECTION 4. OBLIGATIONS UNCONDITIONAL. The obligations of the Sponsor under Section 2 hereof are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Transaction Documents, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for the Support Obligation, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of all parties that the Sponsor's Support Obligation shall be absolute and unconditional under any and all circumstances.

            With respect to its obligations hereunder, the Sponsor hereby waives diligence, presentment, demand of payment, protest, all notices whatsoever, and any requirement that the Trustee or Securities Intermediary exhaust any right, power or remedy or proceed against any Person under any Transaction Document or any other agreement or instrument referred to in the Transaction Documents, or against any other Person under any other guarantee of, or security for, the Support Obligation, except that upon closing of the Merger Sponsor shall be released.

            SECTION 5. REINSTATEMENT. Neither the Support Obligation nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Company or any guarantor, by reason of the Company's or any guarantor's bankruptcy or insolvency or by reason of the invalidity or unenforceability of all or any portion of the Support Obligation. The obligations of the Sponsor under this Agreement shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Support Obligation is rescinded or must be otherwise restored by any holder of the Support Obligation, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

            SECTION 6. CERTAIN ADDITIONAL WAIVERS. The Sponsor agrees that this Agreement may be enforced by the Trustee without the necessity of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse under the Indenture or any collateral securing the Support Obligation or otherwise, and the Sponsor agrees not to assert any right to require the Trustee proceed against the Company or any other Person or to require the Trustee pursue any other remedy or enforce any other right. The Sponsor further acknowledges and agrees that nothing contained in this Agreement shall


                                  Annex C-2-3
prevent the Trustee from suing any other Person in respect of the Support Obligation, foreclosing on any security interest or lien on any collateral securing the Support Obligation or from exercising any other right available to the Trustee in respect of the Support Obligation, if the Sponsor does not timely perform the Support Obligation. The exercise of any of such rights and completion of any such foreclosure proceedings shall not constitute a discharge of the Sponsor's obligations hereunder unless as a result thereof the Support Obligation shall have been Fully Satisfied, it being all parties' purpose and intent that the Support Obligation is absolute, irrevocable, independent and unconditional under all circumstances, except as such obligations may be terminated in accordance with the terms hereof.

            SECTION 7. CALIFORNIA WAIVERS. For purposes of this Section 7 only, references to the "principal" include the Sponsor and references to the "creditor" includes the Trustee. In accordance with Section 2856 of the California Civil Code, the Sponsor waives all rights and defenses (i) available to it by reason of Sections 2787 through 2855, 2899, and 3433 of the California Civil Code, including all rights or defenses it may have by reason of protection afforded to the principal with respect to the Support Obligation, or to any other person liable for the Support Obligation, in either case in accordance with the antideficiency or other laws of the State of California limiting or discharging the principal's Indebtedness or such person's obligations, including Sections 580a, 580b, 580d and 726 of the California Code of Civil Procedure; and
(ii) arising out of an election of remedies by the creditor, even though such election, such as a nonjudicial foreclosure with respect to security for Support Obligation (or any obligation of any other person of the Support Obligation), has destroyed the Sponsor's right of subrogation and reimbursement against the principal (or such other person), by operation of Section 580d of the California Code of Civil Procedure or otherwise. No other provision of this Agreement shall be construed as limiting the generality of any of the covenants and waivers set forth in this Section 7. As provided below, this Agreement shall be governed by, and shall be construed and enforced in accordance with the laws of the State of New York. This Section 7 is included solely out of an abundance of caution, and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Agreement or to the Support Obligation.

            SECTION 8. REPRESENTATIONS AND WARRANTIES. The Sponsor hereby represents and warrants to the Trustee and the Company that:

            (a) Existence and Power. The Sponsor is a limited partnership duly formed, validly existing and in good standing under the laws of the British Virgin Islands, is in good standing as a foreign limited partnership in each other jurisdiction where ownership of its properties or the conduct of its business requires it to be so (except to the extent that the failure to be in good standing as a foreign limited partnership would not have a Material Adverse Effect), and has all power and authority under such laws and the Limited Partnership Agreement and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.


                                  Annex C-2-4

            (b) Authorization. The Sponsor has the power and authority to enter into this Agreement, to perform its obligations hereunder and consummate the transactions contemplated hereby and has by proper action duly authorized the execution and delivery of this Agreement.

            (c) No Conflicts or Consents. Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated herein, nor the performance of and compliance with the terms and provisions hereof will (i) violate or conflict with any provision of the Limited Partnership Agreement or other governance document, (ii) violate any material law, regulation, order, writ, judgment, injunction, decree or permit applicable to the Sponsor, (iii) violate or materially conflict with material contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which the Sponsor is a party or by which it may be bound or (iv) result in or require the creation of any material lien, security interest or other charge or encumbrance (other than those contemplated in or in connection with this Agreement) upon or with respect to the Sponsor's properties.

            (d) Consents. No consent, approval, authorization or order of, or filing, registration or qualification with, any Person which has not been obtained is required in connection with the execution, delivery or performance of this Agreement by the Sponsor.

            (e) Enforceable Obligations. This Agreement has been duly executed and delivered by the Sponsor and constitutes the legal, valid and binding obligation of the Sponsor, enforceable in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

            (i) Adequate Capital Commitments. The Sponsor has adequate capital commitments from the Partners to satisfy its Support Obligations.

            SECTION 9. COVENANTS. The Sponsor hereby covenants and agrees with the Trustee that so long as this Agreement is in effect:

            (a) Preservation of Existence and Franchises. The Sponsor will do, or cause to be done, all things necessary to preserve and keep in full force and effect its existence, material rights, material franchises and authority.

            (b) Compliance with Law. The Sponsor will comply in all material respects with all applicable laws, rules, regulations and orders of, and all applicable restrictions imposed by, all applicable governmental bodies, foreign or domestic, or authorities and agencies thereof (including quasi-governmental authorities and agencies), in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls).


                                  Annex C-2-5

            (c) Nature of Business. The Sponsor will not engage in any business activity that is not permitted by its limited partnership agreement.

            (d) Consolidation or Merger. The Sponsor will not dissolve, liquidate in its entirety, or wind up its affairs, or enter into any transaction of merger or consolidation.

            (e) Adequate Capital Commitments. The Sponsor will cause the capital commitments from the Partners at all times to be sufficient to satisfy its Support Obligations.

            (f) Requests for Capital Contributions. Upon the occurrence of a Triggering Event, the General Partner to take all steps required to cause the Partners to make capital contributions in an aggregate amount (taken together with any corresponding capital contribution by the General Partner and any amounts to be provided in respect of the Support Obligation by Persons other than the Sponsor) at least equal to the Support Obligation no later than four Business Days following the Triggering Event.

            SECTION 10. ADDITIONAL LIABILITY OF THE SPONSOR. If the Sponsor is or becomes liable for any indebtedness owing by the Company to the Trustee by endorsement or otherwise other than under this Agreement, such liability shall not be in any manner impaired or reduced hereby but shall have all and the same force and effect it would have had if this Agreement had not existed and the Sponsor's liability hereunder shall not be in any manner' impaired or reduced thereby.

            SECTION 11. NO WAIVER; CUMULATIVE RIGHTS. No failure or delay on the part of the Trustee in exercising any right, power or privilege hereunder or under any other Transaction Document and no course of dealing between the Trustee and the Company or the Sponsor shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Transaction Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Trustee would otherwise have. No notice to or demand on the Company or the Sponsor in any case shall entitle either of them to any other or further notice or demand in similar or other circumstances or constitute a waiver of any rights of the Trustee.

            SECTION 12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding on and enforceable against the Sponsor and its successors and assigns. The Sponsor may not assign or transfer any of its obligations hereunder without prior written consent of the Trustee.

            SECTION 13. MODIFICATIONS. This Agreement and the provisions hereof may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the Sponsor and the Trustee. Without limiting the generality of the immediately preceding sentence, no action under and in accordance with Article IX of the Indenture to effectuate any amendment, change, waiver, discharge or termination in respect of any event or


                                  Annex C-2-6
condition constituting a Default shall be effective to amend, change, waive, discharge or terminate any provision of this Agreement.

            SECTION 14. NOTICES. Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set out below, (c) on the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) on the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the address set forth below or such other address as a party may specify by written notice to the other parties hereto:

                      if to the Sponsor:

                             CCG Investments (BVI), L.P.
                             c/o Golden Gate Private Equity, Inc.
                             One Embarcadero Center, 33rd Floor
                             San Francisco, CA 94111
                             Attention:  Jesse Roger
                             Telecopier:  (415) 627-4501

                      with a copy to:

                             Kirkland & Ellis
                             200 E. Randolph Drive
                             Chicago, IL 60601
                             Attention: Gary Holihan
                             Telecopier: (312) 861-2200

                      if to the General Partner:

                             Golden Gate Private Equity, Inc.
                             One Embarcadero Center, 33rd Floor
                             San Francisco, CA 94111
                             Attention:  Jesse Roger
                             Telecopier:  (415) 627-4501

                      with a copy to:

                             Kirkland & Ellis
                             200 E. Randolph Drive
                             Chicago, IL 60601
                             Attention: Gary Holihan
                             Telecopier: (312) 861-2200

                                  Annex C-2-7
                      if to the Company:

                             WH Acquisition Corp.
                             c/o Whitney Equity Partners V, LLC
                             177 Broad Street
                             Stamford, Connecticut 06901
                             Attention:  General Counsel
                             Telecopier:  (203) 973-1422

                      with a copy to:

                             Chadbourne & Parke LLP
                             30 Rockefeller Plaza
                             New York, NY 10112
                             Attention:  Bruce Rader, Esq.
                             Telecopier:  (212) 541-5369

                      if to the Trustee:

                             The Bank of New York
                             15 Broad Street, 26th Floor
                             New York, NY 10005
                             Attention:  Global Finance Unit
                             Telecopier:  (212) 235-2531

            SECTION 15. SEVERABILITY. If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provision.

            SECTION 16. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

            SECTION 17. HEADINGS. The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provisions hereof.


                                  Annex C-2-8

            SECTION 18. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each constituting an original, but all together one and the same instrument. Delivery by facsimile by any party hereto of an executed counterpart of this Agreement shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.

            SECTION 19. TERM OF AGREEMENT. This Agreement shall continue in full force and effect until the earlier of (i) the date upon which all of the Notes are redeemed pursuant to Section 3.8 of the Indenture and (ii) the date the Merger is consummated, and following any such termination, Sponsor shall have no further liability hereunder.


                                  Annex C-2-9

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                      WH ACQUISITION CORP.


                                      By: /s/
                                          --------------------------------------
                                             Name:
                                             Title:

                                      CCG INVESTMENTS (BVI), L.P.

                                      By: GOLDEN GATE CAPITAL MANAGEMENT, L.L.C.
                                      its General Partner

                                      By: /s/
                                          --------------------------------------
                                      its Managing Member


                                      By: /s/
                                          --------------------------------------
                                             Name:
                                             Title:

                                      GOLDEN GATE CAPITAL MANAGEMENT, L.L.C.

                                      By: /s/
                                          --------------------------------------
                                      its Managing Member


                                      By: /s/
                                          --------------------------------------
                                             Name:
                                             Title:

                                      THE BANK OF NEW YORK,
                                      as trustee


                                      By: /s/
                                          --------------------------------------
                                             Name:
                                             Title:


                                  Annex C-2-10